Exhibit (k)(18)

EXECUTION COPY

KAYNE ANDERSON MLP INVESTMENT COMPANY

$75,000,000 2.74% Series DD Senior Unsecured Notes due April 16, 2019

$50,000,000 3.20% Series EE Senior Unsecured Notes due April 16, 2021

$65,000,000 3.57% Series FF Senior Unsecured Notes due April 16, 2023

$45,000,000 3.67% Series GG Senior Unsecured Notes due April 16, 2025

NOTE PURCHASE AGREEMENT

Dated as of April 16, 2013

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SCHEDULE A	—	Information Relating to Purchasers

SCHEDULE B	—	Defined Terms

SCHEDULE 5.3	—	Disclosure Materials

SCHEDULE 5.5	—	Financial Statements

SCHEDULE 5.15	—	Existing Indebtedness

EXHIBIT 1-A	—	Form of 2.74% Series DD Senior Unsecured Notes due April 16, 2019

EXHIBIT 1-B	—	Form of 3.20% Series EE Senior Unsecured Notes due April 16, 2021

EXHIBIT 1-C	—	Form of 3.57% Series FF Senior Unsecured Notes due April 16, 2023

EXHIBIT 1-D	—	Form of 3.67% Series GG Senior Unsecured Notes due April 16, 2025

EXHIBIT 4.4(a)	—	Form of Opinion of Special Counsel to the Company

EXHIBIT 4.4(b)	—	Form of Opinion of Special Counsel to the Purchasers

EXHIBIT 13.1	—	Form of Legend

EXHIBIT 14.3	—	Form of Agency Agreement

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KAYNE ANDERSON MLP INVESTMENT COMPANY

717 Texas Avenue, Suite 3100

Houston, Texas 77002

$75,000,000 2.74% Series DD Senior Unsecured Notes due April 16, 2019

$50,000,000 3.20% Series EE Senior Unsecured Notes due April 16, 2021

$65,000,000 3.57% Series FF Senior Unsecured Notes due April 16, 2023

$45,000,000 3.67% Series GG Senior Unsecured Notes due April 16, 2025

as of April 16, 2013

TO EACH OF THE PURCHASERS LISTED IN

            SCHEDULE A HERETO:

Ladies and Gentlemen:

KAYNE ANDERSON MLP INVESTMENT COMPANY, a Maryland corporation (the “Company”), agrees with each of the purchasers whose names appear at the end hereof (each, a “Purchaser” and, collectively, the “Purchasers”) as follows:

SECTION 1.        AUTHORIZATION OF NOTES.

The Company will authorize the issue and sale of $235,000,000 aggregate principal amount of its senior notes consisting of

(i)   $75,000,000 aggregate principal amount of 2.74% Series DD Senior Unsecured Notes due April 16, 2019 (the “Series DD Notes”),

(ii)   $50,000,000 aggregate principal amount of 3.20% Series EE Senior Unsecured Notes due April 16, 2021 (the “Series EE Notes”),

(ii)   $65,000,000 aggregate principal amount of 3.57% Series FF Senior Unsecured Notes due April 16, 2023 (the “Series FF Notes”), and

(iv)   $45,000,000 aggregate principal amount of 3.67% Series GG Senior Unsecured Notes due April 16, 2025 (the “Series GG Notes”).

The “First Closing Notes” are the Series DD Notes, the Series EE Notes, the Series FF Notes and the Series GG Notes which are being purchased at the First Closing in the aggregate principal amount of $110,000,000 as identified in Schedule A hereto. The “Second Closing Notes” are the Series DD Notes, the Series EE Notes, the Series FF Notes and the Series GG Notes which are being purchased at the Second Closing in the aggregate principal amount of $125,000,000 as identified in Schedule A hereto.

Kayne Anderson MLP Investment Company	Note Purchase Agreement

The Series DD Notes, the Series EE Notes, the Series FF Notes and the Series GG Notes (collectively, the “Notes”) shall be substantially in the form set out in Exhibits 1-A, 1-B, 1-C and 1-D, respectively. Certain capitalized and other terms used in this Agreement are defined in Schedule B; and references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

The Series DD Notes shall bear interest from the date of issuance at a fixed rate equal to 2.74% per annum payable semiannually on the 19th day of each June and December in each year (commencing June 19, 2013) and at maturity and shall bear interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the Default Rate until paid. Interest shall be subject to adjustment in accordance with Section 8.7.

The Series EE Notes shall bear interest from the date of issuance at a fixed rate equal to 3.20% per annum payable semiannually on the 19th day of each June and December in each year (commencing June 19, 2013) and at maturity and shall bear interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the Default Rate until paid. Interest shall be subject to adjustment in accordance with Section 8.7.

The Series FF Notes shall bear interest from the date of issuance at a fixed rate equal to 3.57% per annum payable semiannually on the 19th day of each June and December in each year (commencing June 19, 2013) and at maturity and shall bear interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the Default Rate until paid. Interest shall be subject to adjustment in accordance with Section 8.7.

The Series GG Notes shall bear interest from the date of issuance at a fixed rate equal to 3.67% per annum payable semiannually on the 19th day of each June and December in each year (commencing June 19, 2013) and at maturity and shall bear interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the Default Rate until paid. Interest shall be subject to adjustment in accordance with Section 8.7.

Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 2.        SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closings provided for in Section 3, Notes of the respective Series and in the principal amount specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

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SECTION 3.        CLOSINGS.

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603-4080, at 10:00 a.m., Chicago time, at two closings (each a “Closing”), the first of which will occur on April 16, 2013 (the “First Closing”) and the second of which will occur on June 13, 2013 (the “Second Closing”). At each Closing, the Company will deliver or cause to be delivered to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note for each Series to be so purchased at such Closing (or such greater number of Notes in denominations of at least $250,000 as such Purchaser may request) dated the date of such Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 113-80140-12 at JPMorgan Chase Bank, N.A. / CTC, 14201 North Dallas Parkway, Thirteenth Floor (TX1-J165), Dallas, Texas 75254, ABA# 021000021; TDA/DDA# 0728109447; Account Name: JPMCB/CTC; FFC Account Number: P09447/CUST/1138014012, for credit to account: Kayne Anderson MLP Investment Company; Ref: Notes. If at any Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

SECTION 4.        CONDITIONS TO CLOSINGS.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at each Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at such Closing, of the following conditions:

Section 4.1.     Representations and Warranties.  The representations and warranties of the Company in this Agreement shall be correct when made and at the time of each Closing.

Section 4.2.     Performance; No Default.  The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at each Closing and from the date of this Agreement to each Closing assuming that Sections 9 and 10 are applicable from the date of this Agreement. From the date of this Agreement until each Closing, before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing.

Kayne Anderson MLP Investment Company	Note Purchase Agreement

Section 4.3.         Compliance Certificates.

(a)     Officer’s Certificate.  The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of such Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b)     Secretary’s Certificate.  The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of such Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

Section 4.4.     Opinions of Counsel.  Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of such Closing (a) from Paul Hastings LLP, counsel for the Company, and from Venable LLP, special Maryland counsel to the Company, together covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinions to the Purchasers) and (b) from Chapman and Cutler LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5.     Purchase Permitted By Applicable Law, Etc.  On the date of such Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) assuming the required preparation, execution, delivery and filing of the applicable Federal Reserve Board forms (such as Forms U-1 and G-1 through 4) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6.     Sale of Other Notes.  Contemporaneously with such Closing the Company shall sell to each other Purchaser, and each other Purchaser, shall purchase the Notes to be purchased by it at such Closing as specified in Schedule A.

Section 4.7.     Payment of Special Counsel Fees.  Without limiting the provisions of Section 15.1, the Company shall have paid on or before such Closing the reasonable fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to such Closing.

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Section 4.8.     Private Placement Number.  A private placement number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each Series of Notes.

Section 4.9.     Changes in Corporate Structure.  The Company shall not have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10.     Funding Instructions.  At least three Business Days prior to the date of such Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

Section 4.11.     Rating of Notes.  The Notes shall have been given a rating of not less than AAA by Fitch prior to the date of issuance thereof.

Section 4.12.     Proceedings and Documents.  All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request and shall receive such information as may be reasonably necessary to complete any Holder Forms.

Section 4.13.     Consummation of First Closing.  In the case of the Second Closing, the transaction contemplated herein with respect to the First Closing shall have been consummated in accordance with the terms and provisions hereof.

SECTION 5.         REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser that:

Section 5.1.     Organization; Power and Authority.  The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof. The Company is a non-diversified, closed-end management investment company as such term is used in the 1940 Act.

Kayne Anderson MLP Investment Company	Note Purchase Agreement

Section 5.2.     Authorization, Etc.   This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3.     Disclosure.   This Agreement and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company, including through its agents, Bank of America Merrill Lynch, Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, in connection with the transactions contemplated hereby and identified in Schedule 5.3, and the financial statements listed in Schedule 5.5 (this Agreement and such documents, certificates or other writings and such financial statements delivered to each Purchaser prior to March 22, 2013 being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since November 30, 2012, there has been no change in the financial condition, operations, business or properties of the Company except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

Section 5.4.     No Subsidiaries.   The Company has no Subsidiaries as of the date of the Closings other than CNR GP HoldCo LLC, which was the general partner of Clearwater Natural Resources, LP and was organized for the sole purpose of holding an investment in that portfolio company consistent with the Company’s investment objective.

Section 5.5.     Financial Statements; Material Liabilities.   The Company has delivered to each Purchaser copies of the financial statements of the Company listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the financial position of the Company as of the respective dates specified in such Schedule and the results of its operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company does not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

Section 5.6.     Compliance with Laws, Other Instruments, Etc.   The execution, delivery and performance by the Company of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Company is bound or by which the Company or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions

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or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company, including, without limitation, the Securities Act and the 1940 Act.

Section 5.7.     Governmental Authorizations, Etc.  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

Section 5.8.     Litigation; Observance of Statutes and Orders.  (a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any property of the Company in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(b) The Company is not in default under any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority and is not in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws or the USA PATRIOT Act) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

Section 5.9.     Taxes.  The Company has filed all income tax returns that are required to have been filed in any jurisdiction, and has paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company has established adequate reserves in accordance with GAAP. As of the date hereof, the Company has not been subject to a Federal income tax audit other than with respect to the tax year ended in 2004 (which audit has not been closed, but which audit would not reasonably be expected to have a Material Adverse Effect), and no statute of limitations related to Federal income tax liabilities of the Company has run.

Section 5.10.     Title to Property; Leases.  The Company has good and sufficient title to its Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect. All Material leases are valid and subsisting and are in full force and effect in all material respects.

Section 5.11.     Licenses, Permits, Etc.  The Company owns or possesses all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the

Kayne Anderson MLP Investment Company	Note Purchase Agreement

rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

Section 5.12.     Compliance with ERISA.  Neither the Company nor any ERISA Affiliate maintains, contributes to or is obligated to maintain or contribute to, or has, at any time in the past six years, maintained, contributed to or been obligated to maintain or contribute to, any employee benefit plan which is subject to Title I or Title IV of ERISA or Section 4975 of the Code. Neither the Company nor any ERISA Affiliate is, or has ever been at any time within the past six years, a “party in interest” (as defined in section 3(14) of ERISA) or a “disqualified person” (as defined in Section 4975 of the Code) with respect to any such plan.

Section 5.13.     Private Offering by the Company.  Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, more than 70 Persons, all of which were Institutional Investors, including the Purchasers, each of which has been offered the Notes or similar securities at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

Section 5.14.     Use of Proceeds; Margin Regulations.  The Company will apply the proceeds of the sale of the Notes as permitted under the 1940 Act including for the refinancing of existing Indebtedness, making new portfolio investments and for general corporate purposes. Assuming the required preparation, execution, delivery and filing of the applicable Federal Reserve Board forms by Purchaser (such as Forms U-1 and G-1 through 4, as applicable), such Purchaser’s purchase of the Notes specified under this Agreement will not cause a violation of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), Regulation X of said Board (12 CFR 224) or Regulation T of said Board (12 CFR 220).

Section 5.15.     Existing Indebtedness.  (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company as of April 9, 2013 (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and Guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company. The Company is not in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company and no event or condition exists with respect to any Indebtedness of the Company the outstanding principal amount of which exceeds $5,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) The Company is not a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company, any agreement relating thereto or any other agreement or statute (including, but not limited to, its charter or other organizational

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document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except for the 1940 Act or as specifically indicated in Schedule 5.15.

Section 5.16.     Foreign Assets Control Regulations, Etc.  (a) Neither the Company nor any Subsidiary nor any Controlled Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, United States Department of the Treasury (“OFAC”) (an “OFAC Listed Person”) (ii) an agent, department, or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program, or (iii) otherwise blocked, subject to sanctions under or engaged in any activity in violation of other United States economic sanctions, including but not limited to, the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Comprehensive Iran Sanctions, Accountability and Divestment Act (“CISADA”) or any similar law or regulation with respect to Iran or any other country, the Sudan Accountability and Divestment Act, any OFAC Sanctions Program, or any economic sanctions regulations administered and enforced by the United States or any enabling legislation or executive order relating to any of the foregoing (collectively, “U.S. Economic Sanctions”) (each OFAC Listed Person and each other Person, entity, organization and government of a country described in clause (i), clause (ii) or clause (iii), a “Blocked Person”). Neither the Company nor any Subsidiary nor any Controlled Entity has been notified in writing that its name appears or may in the future appear on a state list of Persons that engage in investment or other commercial activities in Iran or any other country that is subject to U.S. Economic Sanctions.

(b)     No part of the proceeds from the sale of the Notes hereunder constitutes or, based on an action by the Company or any of its Subsidiaries or any Controlled Entity, will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Subsidiary, directly or indirectly (i) to make an investment by the Company or any Subsidiary or any Controlled Entity in any Blocked Person, or consummate any transactions or dealings with the Company or any of its Subsidiaries or any Controlled Entity and any Blocked Person, or (ii) otherwise in violation of U.S. Economic Sanctions.

(c)     Neither the Company nor any Subsidiary nor any Controlled Entity (i) has been found in violation of, charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the USA PATRIOT Act or any other United States law or regulation governing such activities (collectively, “Anti-Money Laundering Laws”) or any U.S. Economic Sanctions violations, (ii) to the Company’s knowledge is under investigation by any Governmental Authority for possible violation of Anti-Money Laundering Laws or any U.S. Economic Sanctions violations, (iii) has been assessed civil penalties under any Anti-Money Laundering Laws or any U.S. Economic Sanctions, or (iv) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws.

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(d)    (1)     Neither the Company nor any Subsidiary nor any Controlled Entity (i) has been charged with, or convicted of bribery or any other anti-corruption related activity under any applicable law or regulation in a U.S. or any non-U.S. country or jurisdiction, including but not limited to, the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010 (collectively, “Anti-Corruption Laws”), (ii) to the Company’s knowledge is under investigation by any U.S. or non-U.S. Governmental Authority for possible violation of Anti-Corruption Laws, or (iii) has been assessed civil or criminal penalties under any Anti-Corruption Laws;

(2)     To the Company’s knowledge, neither the Company nor any Subsidiary nor any Controlled Entity has, within the last five years, directly or indirectly offered, promised, given, paid or authorized the offer, promise, giving or payment of anything of value to a Governmental Official or a commercial counterparty for the purposes of: (i) influencing any act, decision or failure to act by such Governmental Official in his or her official capacity or such commercial counterparty, (ii) inducing a Governmental Official to do or omit to do any act in violation of the Governmental Official’s lawful duty, or (iii) inducing a Governmental Official or a commercial counterparty to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity; in each case in order to obtain, retain or direct business or to otherwise secure an improper advantage; and

(3)     No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage.

Section 5.17.     Status under Certain Statutes.  The Company is subject to regulation under the 1940 Act. The Company is, and immediately after giving effect to the issuance of the Notes will be, in compliance with the 1940 Act, including, but not limited to, all leverage provisions specified in the 1940 Act.

Section 5.18.    Ranking of Obligations.  The Company’s payment obligations under this Agreement and the Notes will, upon issuance of the Notes, rank pari passu, without preference or priority, with all other unsecured and unsubordinated Indebtedness of the Company and senior to any mandatorily redeemable Preferred Stock issued by the Company.

SECTION 6.         REPRESENTATIONS OF THE PURCHASERS.

Section 6.1.     Purchase for Investment.   (a) Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act or the securities laws of any state or foreign jurisdiction and may be resold, transferred or otherwise disposed of only if registered pursuant to the provisions of the Securities Act and any applicable state or foreign securities laws or if an exemption from registration is available, except under circumstances where neither such

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registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

(b)     Each Purchaser is duly authorized to enter into this Agreement, and the person signing this Agreement on behalf of the Purchaser is authorized to do so, under all applicable governing documents (e.g., partnership agreement, trust instrument, pension plan, certificate of incorporation, bylaws, or operating agreement). This Agreement constitutes a legal, valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)     Each Purchaser (and any account which is a separate legal entity contemplated in Section 6.1(a)) is an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act or, solely with respect to Navy Mutual Aid Association, a sophisticated investor who has such knowledge and experience in financial business matters that it is capable of evaluating the merits and risks of the prospective investment.

Section 6.2.     Source of Funds.  Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by it hereunder:

(a)     the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b)     the Source is an insurance company separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c)     the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the

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meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d)     the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, as of the last day of its most recent calendar quarter the QPAM does not own a 10% or more interest in the Company and no person controlling or controlled by the QPAM (applying the definition of “control” in Section VI(e) of the QPAM Exemption) owns a 20% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or

(e)     the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, as of the last day of its most recent calendar quarter, neither the INHAM nor a Person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f)     the Source is a governmental plan; or

(g)     the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h)     the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of Title I of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

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SECTION 7.         INFORMATION AS TO THE COMPANY.

Section 7.1.     Financial and Business Information.  The Company shall deliver or cause to be delivered to each of the Appropriate Parties that is an Institutional Investor:

(a)     Quarterly Statements — within 60 days (or such shorter period as is 15 days after the mailing of the Company’s quarterly report to its stockholders) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i)     an unaudited balance sheet of the Company, as at the end of such quarter, and

(ii)     unaudited statements of operations and changes in net assets of the Company, for the portion of the fiscal year ending with such quarter,

all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that the Company shall be deemed to have made such delivery of such quarterly financial statements if it shall have timely made such quarterly financial statements available on its home page on the worldwide web (at the date of this Agreement located at http://www.kaynefunds.com) and shall have given to such Appropriate Parties prior notice of such availability on its home page in connection with each delivery (such availability and notice thereof being referred to as “Electronic Delivery”) provided, further, that the Company agrees also to deliver hard copies of such financial statements within the time period required above to any Appropriate Party who has requested such delivery in writing, unless such written request was made within the last 10 days of the end of such time period, in which case, the Company will deliver such financial statements no later than 10 days after the conclusion of the time period required above;

(b)     Annual Statements — within 105 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Annual Report on Form N-CSR (the “Form N-CSR”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each fiscal year of the Company, duplicate copies of,

(i)     a balance sheet and schedule of investments of the Company, as at the end of such year, and

(ii)     statements of operations and changes in net assets of the Company, for such year,

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all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company’s Form N-CSR for such fiscal year prepared in accordance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(b), and provided, further, that the Company shall be deemed to have made such delivery of such Form N-CSR if it shall have timely made Electronic Delivery thereof provided, further, that the Company agrees also to deliver hard copies of such financial statements within the time period required above to any Appropriate Party who has requested such delivery in writing, unless such written request was made within the last 10 days of the end of such time period, in which case, the Company will deliver such financial statements no later than 10 days after the conclusion of the time period required above;

(c)     SEC and Other Reports — promptly upon their becoming available:

(i)     one copy of each quarterly or annual financial statement, each regular or periodic report sent to the Company’s stockholders, each notice sent to the Company’s stockholders, each proxy statement and similar document filed with the SEC, each registration statement that shall have become effective (without exhibits except as expressly requested by such holder) and each final prospectus and all amendments thereto filed by the Company with the SEC, and

(ii)     if requested by any Appropriate Party, each financial statement, report or notice sent by the Company to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to any NRSRO.

(d)     Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer becomes aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e)     ERISA Matters — promptly, and in any event within five Business Days after a Responsible Officer becomes aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i)     with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof

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has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii)     the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii)     any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect; and

(f)     Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company (including, without limitation, actual copies of the quarterly and annual reports of the Company) or relating to the ability of the Company to perform its obligations under this Agreement and under the Notes as from time to time may be reasonably requested by such Appropriate Party (including any such information as may be reasonably necessary to complete any Holder Forms).

Section 7.2.     Officer’s Certificate.   Each set of financial statements delivered to an Appropriate Party pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth (which, in the case of Electronic Delivery of any such financial statements, shall be by separate delivery of such certificate to each Appropriate Party promptly upon the making of such Electronic Delivery):

(a)     Covenant Compliance — the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 9.7, 10.4(b), 10.4(c) and 10.6 and any Additional Covenant incorporated herein pursuant to Section 9.9 during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b)     Event of Default — a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company from the beginning of the quarterly or annual period covered by the statements then being

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furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

Section 7.3.     Visitation.   The Company shall permit the representatives of each Appropriate Party that is an Institutional Investor:

(a)     No Default — if no Default or Event of Default then exists, at the expense of such Appropriate Party and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company with the Company’s officers, and, with the consent of the Company (which consent will not be unreasonably withheld) to visit the other offices and properties of the Company, not more than twice each calendar year; and

(b)     Default — if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company), all at such times and as often as may be reasonably requested.

SECTION 8.         PAYMENT AND PREPAYMENT OF THE NOTES

Section 8.1.     Maturity and Payment.   As provided therein, the entire unpaid principal balance of the Notes shall be due and payable on the stated maturity date thereof.

Section 8.2.     Optional Prepayments with Make-Whole Amount and Special Optional Prepayments.

Section 8.2.1.     Optional Prepayments of the Notes with Make-Whole Amount.   The Company may, at its option, and to the extent prepayment of the Notes (specifically including the applicable Make-Whole Amount and accrued interest on the Notes) in accordance with the provisions of this Section 8.2.1 is permitted under the 1940 Act and Maryland law, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, or if within 90 days prior to the final maturity date of a particular Series, that particular Series, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of the Notes and the Paying Agent written notice of each optional prepayment under this Section 8.2.1 not less than 12 days (or 7 days in the case of any notice of prepayment in connection with a prepayment to cure any default under Sections 9.7(a) or 9.7(b), or both) and not more than 75 days prior to the date fixed for such prepayment. Each such notice shall

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specify such date (which shall be a Business Day), the aggregate principal amount of each Series of the Notes to be prepaid on such date, the principal amount of each Note of such Series held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment date, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

Section 8.2.2.     Special Optional Prepayments.   If the 1940 Act Senior Notes Asset Coverage is greater than 300%, but less than or equal to 325%, for any five (5) Business Days within a ten (10) Business Day period determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination within the ten Business Day period, the Company may, at its option, and to the extent prepayment of the Notes (specifically including the applicable Make-Whole Amount and accrued interest on the Notes) in accordance with the provisions of this Section 8.2.2 is permitted under the 1940 Act and Maryland law, upon notice as provided below, prepay all or any part of the Notes at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. Notwithstanding anything to the contrary set forth herein, the Make-Whole Amount for the Notes prepaid pursuant to this Section 8.2.2 shall be equal to two percent (2%) of the principal amount so prepaid; provided, however, that (a) the amount of Notes to be prepaid pursuant to this Section 8.2.2 shall at no time exceed an amount which results in a 1940 Act Senior Notes Asset Coverage of more than 340% pro forma for such prepayment, determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination, (b) immediately after giving effect to such prepayment, the aggregate amount of Indebtedness for borrowed money of the Company shall be less than the aggregate amount of Indebtedness for borrowed money of the Company immediately prior to such prepayment by the amount of Notes so prepaid and (c) the Company may not borrow under its revolving credit facility immediately prior to such prepayment for the purpose of financing such prepayment. The Company will give each holder of the Notes being prepaid pursuant to this Section 8.2.2 and the Paying Agent written notice of each optional prepayment under this Section 8.2.2 not less than 12 days and not more than 75 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and the Make-Whole Amount due in connection with such prepayment.

Section 8.2.3.     Prepayments of Notes One Month Prior to Maturity at Par.   Notwithstanding anything contained herein to the contrary, so long as no Default or Event of Default exists, the Company may, at its option, upon notice as provided below redeem all of the Notes of a particular Series on or after the date which is 30 days prior to maturity of such Series

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of Notes at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment and without any Make-Whole Amount. The Company will give each holder of Notes subject to such redemption and the Paying Agent written notice of each optional prepayment under this Section 8.2.3 not less than 12 days and not more than 75 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of each Note to be prepaid on such date and the interest to be paid on the prepayment date.

Section 8.2.4.     Optional Prepayment during Extended 10-Day Period.   The Company may, upon notice as required below, prepay Notes to cure a Default under Section 11(c) (consisting solely of a Default under Section 9.7), at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, and the Make-Whole Amount (referred to below) determined for such prepayment date with respect to the principal amount. The Company will give each holder of Notes written notice of each prepayment under this Section 8.2.4 prior to the end of the Initial 30-Day Period. Such notice shall specify such date (which shall be a Business Day) prior to the end of the Extended 10-Day Period, the aggregate principal amount of Notes to be prepaid, the principal amount of Notes held by such holder to be prepaid, and the interest and Make-Whole Amount (referred to below). In the event the Company makes any partial prepayment of Notes, the Existing Notes and any other Senior Securities to cure any Default under Section 11(c) during the Extended 10-Day Period, the principal amount of Notes, Existing Notes and any other Senior Securities to be prepaid shall be allocated among all of the Notes, Existing Notes and other Senior Securities at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. Notwithstanding anything to the contrary set forth herein, the Make-Whole Amount for the Notes prepaid during the Extended 10 Day Period shall be equal to one percent (1%) of the principal amount so repaid; provided, however, that the amount of Notes, the Existing Notes and the other Senior Securities to be repaid during the Extended 10-Day Period shall at no time exceed an amount necessary for the Company to be in pro forma compliance with Section 9.7 after giving effect to such repayment.

Section 8.3.     Allocation of Partial Prepayments.  In the case of each partial prepayment of the Notes pursuant to Section 8.2.1, 8.2.2 or 8.2.4, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment, provided, that in the case of any prepayment of a particular Series of Notes within 90 days prior to the final maturity date thereof pursuant to Section 8.2.1, the principal amount of the Notes of such Series to be prepaid shall be allocated among all of the Notes of such Series at the time outstanding in proportion, as nearly as practicable to the respective unpaid principal amount thereof not theretofore called for prepayment.

Section 8.4.     Maturity; Surrender, Status, Etc.   In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount,

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interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5.     Purchase of Notes.  The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all of the Notes at the time outstanding upon the same terms and conditions with respect to the Notes. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 20 Business Days. If the holders of more than 50% of the principal amount of the Notes, then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6.     Make-Whole Amount.  “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2.1 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Note is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, .50% (50 basis points) over the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time

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are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of such Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2.1 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2.1 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.7.     Adjustment Period.   Without limiting the provisions of Section 9.8, in addition to all other amounts due and payable hereunder and under the Notes, the interest rate applicable to each Series of Notes (including any Default Rate applicable thereto) shall be increased by an amount equal to 1.00% per annum during any Adjustment Period.

SECTION 9.         AFFIRMATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

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Section 9.1.     Compliance with Law.   Without limiting Section 10.3, the Company will comply with all laws, ordinances or governmental rules or regulations to which it is subject, including, without limitation, ERISA, the USA PATRIOT Act, Environmental Laws and the other laws and regulations that are referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of its properties or to the conduct of its businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Without limiting the foregoing, the Company shall remain in material compliance, at all times with the 1940 Act, including, but not limited to, all leverage provisions specified in the 1940 Act.

Section 9.2.     Insurance.   The Company will maintain, with financially sound and reputable insurers, insurance with respect to its properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 9.3.     Maintenance of Properties.   The Company will maintain and keep, or cause to be maintained and kept, its properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4.     Payment of Taxes.   The Company will file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by it, to the extent the same have become due and payable and before they have become delinquent, provided that the Company need not pay any such tax, assessment, charge or levy if (i) the amount, applicability or validity thereof is contested by the Company on a timely basis in good faith and in appropriate proceedings, and the Company has established adequate reserves therefor in accordance with GAAP on the books of the Company or (ii) the nonpayment of all such taxes, assessments, charges and levies in the aggregate would not reasonably be expected to have a Material Adverse Effect.

Section 9.5.     Corporate Existence, Etc.   Subject to Section 10.2, the Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Section 10.2, the Company will at all times preserve and keep in full force and effect all rights and franchises of the Company unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

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Section 9.6.     Books and Records.  The Company will maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company, as the case may be.

Section 9.7.     Asset Coverage.   (a) The Company shall maintain, as of the last day of each month, the 1940 Act Asset Coverage.

(b)     The Company shall satisfy, as of each Valuation Date, the Basic Maintenance Test.

Section 9.8.     Current Rating on the Notes.   The Company shall at all times maintain a current rating given by a NRSRO of at least Investment Grade with respect to the Notes and shall not at any time have any rating given by a NRSRO of less than Investment Grade with respect to the Notes.

Section 9.9.     Most Favored Lender Status.   In the event that the Company shall at any time after the date of this Agreement enter into, assume or otherwise become bound by or obligated under any agreement creating or evidencing Indebtedness of the Company in excess of $10,000,000 in principal amount (other than Indebtedness permitted by Section 10.6) (a “Reference Agreement”) containing one or more Additional Covenants, the terms of this Agreement shall, without any further action on the part of the Company or any of the holders of the Notes, be deemed to be amended automatically to include each Additional Covenant contained in such Reference Agreement. The Company further covenants to promptly execute and deliver at its expense (including, without limitation, the fees and expenses of counsel for the holders of the Notes) an amendment to this Agreement in form and substance satisfactory to the Required Holders evidencing the amendment of this Agreement to include such Additional Covenants, provided that the execution and delivery of such amendment shall not be a precondition to the effectiveness of such amendment as provided for in this Section 9.9, but shall merely be for the convenience of the parties hereto.

Notwithstanding the foregoing, (A) if any Additional Covenant that has been incorporated herein pursuant to this Section 9.9 is subsequently amended or modified in the relevant Reference Agreement, such Additional Covenant, as amended or modified, shall be deemed incorporated by reference into this Agreement and replace such Additional Covenant as originally incorporated, mutatis mutandi, as if set forth fully in this Agreement, effective beginning on the date on which such amendment or modification is effective under the relevant Reference Agreement and (B) if any Additional Covenant that has been incorporated herein pursuant to this Section 9.9 is subsequently removed or terminated from the relevant Reference Agreement or the Company is otherwise no longer required to comply therewith under the relevant Reference Agreement, the Company, beginning on the effective date such Additional Covenant is removed or terminated from the relevant Reference Agreement or the Company otherwise no longer required to comply with such Additional Covenant, shall no longer be or remain obligated to comply with such Additional Covenant hereunder. In the event that an Additional Covenant is amended, modified, removed or terminated pursuant to this Section 9.9 and the Company and the Required Holders previously entered into an amendment to incorporate such Additional Covenant herein, the holders of the Notes, upon the request of the Company, shall enter into an amendment to this Agreement to reflect such amendment, modification,

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removal or termination of such Additional Covenant; provided that the failure of the holders of the Notes and the Company to execute and deliver any such amendment shall not adversely affect the automatic incorporation of any amended or modified Additional Covenants into, or the automatic removal or termination of Additional Covenants from, this Agreement as provided above in this Section 9.9.

Section 9.10.     Ranking of Obligations.   The Company’s payment obligations under this Agreement and the Notes shall at all times rank pari passu, without preference or priority, with all other unsecured and unsubordinated Indebtedness and senior to any mandatorily redeemable Preferred Stock issued by the Company.

Section 9.11.     Maintenance of Status.   The Company will remain a non-diversified, closed-end company registered with the SEC under the 1940 Act. The Company will also invest at least 85% of its Total Assets in energy-related partnerships and their affiliates and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

SECTION 10.         NEGATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

Section 10.1.     Transactions with Affiliates.   The Company will comply with the 1940 Act provisions, rules and regulations relating to transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate and such transactions shall be pursuant to the reasonable requirements of the Company’s business and upon terms fair and reasonable to the Company.

Section 10.2.     Merger, Consolidation, Etc.   The Company will not consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless:

(a)     the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation or limited liability company organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company is not such corporation or limited liability company, such corporation or limited liability company shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes; and

(b)     immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

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No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation or limited liability company that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under this Agreement or the Notes.

Section 10.3.     Terrorism Sanctions Regulations.   The Company will not and will not permit any Subsidiary or any Controlled Entity (a) to become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or any Person subject to any sanctions imposed by the United Nations or by the European Union, or (b) to make an investment in or engage in any dealing or transaction (including, without limitation, any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder to be in violation of any U.S. Economic Sanctions, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions, or (c) to engage in any activity that would reasonably be likely to subject the Company or any of its Subsidiaries or any holder to sanctions under CISADA or any similar law or regulation with respect to Iran or any other country that is subject to U.S. Economic Sanctions.

Section 10.4.     Certain Other Restrictions.   (a) If the Rating Agency Guidelines require the Company to receive a prior written confirmation that certain actions would not impair the rating then assigned by the Rating Agency to a Senior Security, then the Company will not engage in such actions, unless it has received written confirmation from each such Rating Agency that such actions would not impair the rating then assigned by such Rating Agency.

(b)     The Company will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common shares or other shares of capital stock of the Company) upon any class of shares of capital stock of the Company or redeem, purchase or otherwise acquire any capital stock of the Company, unless, in every such case, immediately after such transaction, the 1940 Act Asset Coverage would be achieved after deducting the amount of such dividend, distribution, redemption price or purchase price, as the case may be; provided, however, that dividends may be declared upon, and the Company may redeem, purchase or otherwise acquire any Preferred Stock of the Company if the Notes and any other Senior Securities have an asset coverage (as determined in accordance with Section 18(h) of the 1940 Act as in effect on the date of this Agreement) of at least 200% at the time of declaration of dividends or the date of redemption or purchase, after deducting the amount of such dividend, redemption price or purchase price.

(c)     A declaration of a dividend or other distribution on or purchase or redemption of any common or preferred shares of capital stock of the Company is prohibited (i) at any time that an Event of Default has occurred and is continuing or (ii) if after giving effect to such declaration, the Company would not satisfy the Basic Maintenance Test.

Section 10.5.     No Subsidiaries.   The Company will not at any time have any Subsidiaries other than CNR GP HoldCo LLC (“CNR”), which was the general partner of Clearwater Natural Resources, LP and such other entities from time to time that may represent portfolio investments

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consistent with the Company’s investment objective and strategies (CNR and such other entities being referred to as “Controlled Portfolio Entities”), which Controlled Portfolio Entities shall not be consolidated with the Company for the purposes of any covenants, agreements or other determinations hereunder.

Section 10.6.     Secured Debt.   The Company will not at any time permit the aggregate unpaid principal amount of all Indebtedness of the Company secured by Liens on any assets of the Company (“Secured Indebtedness”) to be outstanding for more than 60 days at a time without re-payment thereof and, in addition, will not permit Secured Indebtedness to exceed 5% of the Total Assets at the time of incurrence of any such Indebtedness, provided for purposes of this section, short sales, futures transactions and swap transactions effected in accordance with the 1940 Act and applicable interpretive guidance issued by the SEC will not be prohibited or restricted by this covenant.

SECTION 11.         EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a)     the Company defaults in the payment of any principal, Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b)     the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c)     the Company defaults in the performance of or compliance with any term contained in Sections 7.1(d), 9.7, 9.8, 10.4(b), 10.4(c), 10.6 and any Additional Covenant incorporated herein pursuant to Section 9.9, and such default is not remedied within 30 days, provided, that in the case of any such default under Section 9.7, such 30-day period (the “Initial 30-Day Period”) shall be extended by an additional 10-day period (the “Extended 10-Day Period”) if the Company shall have given notice prior to the end of such Initial 30-Day Period of an optional prepayment of such principal amount of Notes pursuant to Section 8.2, the Existing Notes pursuant to Section 8.2 of the Existing Note Purchase Agreements and any other Senior Securities which, when consummated, shall be sufficient to cure such default); or

(d)     the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

(e)     any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished

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in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

(f)     (i) the Company is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $5,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $5,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be) due and payable before its stated maturity or before its regularly scheduled dates of payment; or

(g)     the Company (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(h)     a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, or any such petition shall be filed against the Company and such petition shall not be dismissed within 60 days; or

(i)     a final judgment or judgments for the payment of money aggregating in excess of $5,000,000 are rendered against the Company and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(j)     KA Fund Advisors, LLC or one of its Affiliates is no longer the advisor of the Company; or

(k)     if, pursuant to Section 18(a)(1)(C)(ii) of the 1940 Act, on the last day of each of twenty-four consecutive calendar months the Notes shall have an asset coverage of less than 100%; or

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(l)     if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $35,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 11(l), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 12.         REMEDIES ON DEFAULT, ETC.

Section 12.1.     Acceleration.   (a) If an Event of Default with respect to the Company described in Section 11(g) or (h) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b)     If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c)     If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the applicable Default Rate) and (y) the Make-Whole Amount, determined in respect of such principal amount (to the full extent permitted by applicable law) shall all be immediately due and payable, in each and every case without presentment, demand,

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protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount, in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2.     Other Remedies. If   any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3.     Rescission.   At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal, Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the applicable Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4.     No Waivers or Election of Remedies, Expenses, Etc.   No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

SECTION 13.         REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 13.1.     Registration of Notes.   Each Purchaser and each subsequent holder of the Notes severally acknowledges and agrees that any Notes received in connection with this Agreement will bear the legend set forth on Exhibit 13.1. The Company or its agent on the

Kayne Anderson MLP Investment Company	Note Purchase Agreement

Company’s behalf shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2.     Transfer and Exchange of Notes.   Upon surrender of any Note to the Company or its agent at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes of the same Series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1-A, 1-B, 1-C or 1-D, as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $250,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes of a Series, one Note of such Series may be in a denomination of less than $250,000. Notwithstanding anything to the contrary in this Section 13.2, no Notes shall be resold, transferred or otherwise disposed of unless such Notes are registered pursuant to the provisions of the Securities Act and any applicable state or foreign securities laws or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes. Each holder of Notes will be deemed, by its acceptance thereof, (i) to have made the representations set forth in Section 6 of this Agreement and (ii) to have agreed to the confidentiality provisions set forth in Section 20 of this Agreement.

Section 13.3.     Replacement of Notes.   Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a)     in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least

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$50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)     in the case of mutilation, upon surrender and cancellation thereof,

within ten Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same Series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14.         PAYMENTS ON NOTES.

Section 14.1.     Place of Payment.   Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of The Bank of New York Mellon located at 101 Barclay Street, 7E, New York, New York 10286. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2.     Home Office Payment.   So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company and the Paying Agent (which notice to the Paying Agent will be in accordance with Section 11(ii) of the Agency Agreement) in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

Section 14.3.     Agency Agreement.   The Company and the holders of the Notes agree that in addition to the other provisions of this Section 14, the Company can make optional prepayments on the Notes pursuant to Sections 8.2.1, 8.2.2, and 8.2.3 pursuant to the Agency Agreement substantially in the form of Exhibit 14.3 hereto or in such other form as is reasonably acceptable to the Company and the Required Holders. The Company shall deliver to the Paying

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Agent under the Agency Agreement copies of all notices and certificates under Sections 8.2.1, 8.2.2, and 8.2.3 delivered by the Company to any holder of Notes concurrently with the delivery thereof to such holder.

SECTION 15.         EXPENSES, ETC.

Section 15.1.     Transaction Expenses.   Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the reasonable costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, (b) the reasonable costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO, provided that such costs and expenses under this clause (c) shall not exceed $3,000 per Series. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).

Section 15.2.     Survival.   The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

SECTION 16.         SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

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SECTION 17.         AMENDMENT AND WAIVER.

Section 17.1.     Requirements.   This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of each Appropriate Party affected thereby (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

Section 17.2.     Solicitation of Holders of Notes.

(a)     Solicitation.   The Company will provide each Appropriate Party (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Appropriate Party to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each Appropriate Party promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Appropriate Parties.

(b)     Payment.   The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Appropriate Party as consideration for or as an inducement to the entering into by any Appropriate Party or any waiver or amendment of any of the terms and provisions hereof or of the Notes unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Appropriate Party even if such Appropriate Party did not consent to such waiver or amendment.

(c)     Consent in Contemplation of Transfer.   Any consent made pursuant to this Section 17.2 by the holder of any Note that has transferred or has agreed to transfer such Note to the Company or any Affiliate of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such transferring holder.

Section 17.3.     Binding Effect, Etc.   Any amendment or waiver consented to as provided in this Section 17 applies equally to all Appropriate Parties and is binding upon them and upon each

Kayne Anderson MLP Investment Company	Note Purchase Agreement

future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and Appropriate Party nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any Appropriate Party. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

Section 17.4.     Notes Held by Company, Etc.   Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 18.         NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by facsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Chief Executive Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19.         REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closings (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The

Kayne Anderson MLP Investment Company	Note Purchase Agreement

Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20.         CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which it offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company

Kayne Anderson MLP Investment Company	Note Purchase Agreement

in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20. A holder of a Note, by receipt of Confidential Information, hereby also agrees, not to directly or indirectly trade the Company’s common stock in violation of applicable law, rule or regulation.

SECTION 21.         SUBSTITUTION OF PURCHASER.

Section 21.1.     Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

Section 21.2.     Notwithstanding anything to the contrary herein, no Purchaser shall substitute any Affiliate as the purchaser of the Notes or make any other transfer of the Notes to any other transferee without the prior written consent of the Company, which will not be unreasonably withheld or delayed, if the source of funds to be used by a proposed Affiliate or transferee to purchase a Note is a source which qualifies under clause (c) or (g) of Section 6.2 hereof; provided, however, if such Affiliate or other transferee is able to make the representation set forth in Section 6.2(c) without making any disclosure to the Company in writing, the prior written consent of the Company to such substitution or transfer shall not be required.

SECTION 22.         MISCELLANEOUS.

Section 22.1.     Successors and Assigns.   All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 22.2.     Payments Due on Non-Business Days.   Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.4 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than

Kayne Anderson MLP Investment Company	Note Purchase Agreement

a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 22.3.     Accounting Terms.   All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with the financial covenants contained in this Agreement, any election by the Company to measure an item of Indebtedness using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Section 22.4.     Severability.   Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.5.     Construction, Etc.   Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement and all Additional Covenants incorporated herein pursuant to Section 9.9 shall be deemed to be a part hereof.

The Notes are issued under and are subject to the terms and provisions of this Agreement and no other indenture of the Company.

Section 22.6.     Counterparts.   This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 22.7.     Governing Law.   This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Kayne Anderson MLP Investment Company	Note Purchase Agreement

Section 22.8.    Jurisdiction and Process; Waiver of Jury Trial.   (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York state or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)   The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)   Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)   THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

*   *   *   *   *

Kayne Anderson MLP Investment Company	Note Purchase Agreement

  If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours,

KAYNE ANDERSON MLP INVESTMENT COMPANY

By	/s/ Terry A. Hart
Name: Terry A. Hart
Title: Chief Financial Officer

Kayne Anderson MLP Investment Company	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

ING LIFE INSURANCE AND ANNUITY COMPANY
ING USA ANNUITY AND LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY
SECURITY LIFE OF DENVER INSURANCE COMPANY

By:	ING Investment Management LLC, as Agent

By /s/ Christopher P. Lyons
Name: Christopher P. Lyons
Title: Senior Vice President

Kayne Anderson MLP Investment Company	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

PRINCIPAL LIFE INSURANCE COMPANY

By:	Principal Global Investors, LLC, a Delaware limited liability company, its authorized signatory

By	/s/ James C. Fifield
Name: James C. Fifield
Title: Assistant General Counsel

By	/s/ Clint Woods
Name: Clint Woods
Title: Assistant General Counsel

RGA REINSURANCE COMPANY, a Missouri corporation

By:	Principal Global Investors, LLC, a Delaware limited liability company, its authorized signatory

By	/s/ James C. Fifield
Name: James C. Fifield
Title: Assistant General Counsel

By	/s/ Clint Woods
Name: Clint Woods
Title: Assistant General Counsel

Kayne Anderson MLP Investment Company	Note Purchase Agreement

PENN MUTUAL LIFE INSURANCE COMPANY

By:	Principal Global Investors, LLC, a Delaware limited liability company, its authorized signatory

By	/s/ James C. Fifield
Name: James C. Fifield
Title: Assistant General Counsel

By	/s/ Clint Woods
Name: Clint Woods
Title: Assistant General Counsel

Kayne Anderson MLP Investment Company	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

GENERAL AMERICAN LIFE INSURANCE COMPANY
By:	Metropolitan Life Insurance Company, its Investment Manager

METROPOLITAN LIFE INSURANCE COMPANY

By	/s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Managing Director

METLIFE ALICO LIFE INSURANCE K.K.

By:	MetLife Investment Management, LLC, its Investment Manager

By /s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Managing Director

EMPLOYERS REASSURANCE CORPORATION

By:	MetLife Investment Management, LLC, its investment adviser

By /s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Managing Director

Kayne Anderson MLP Investment Company	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
AMERICAN HOME ASSURANCE COMPANY EAGLESTONE REINSURANCE COMPANY

By:	AIG Asset Management (U.S.), LLC, as Investment Adviser

By /s/ Gerald F. Herman
Name: Gerald F. Herman
Title: Vice President

Kayne Anderson MLP Investment Company	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

SUN LIFE ASSURANCE COMPANY OF CANADA

By	/s/ David J. Fletcher
Name: David J. Fletcher
Title: Senior Director Private Fixed Income

By	/s/ Michael Bjelic
Name: Michael Bjelic
Title: Senior Director Private Fixed Income

Kayne Anderson MLP Investment Company	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney-In-Fact

By /s/ Karl H. Spaeth, Jr.
Name: Karl H. Spaeth, Jr.
Title: Vice President

Kayne Anderson MLP Investment Company	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By	/s/ Joseph R. Cantey Jr.
Name: Joseph R. Cantey Jr.
Title: Director

Kayne Anderson MLP Investment Company	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

PACIFIC LIFE INSURANCE COMPANY

By	/s/ Diane W. Dales
Name: Diane W. Dales
Title: Assistant Vice President

By	/s/ Cathy Schwartz
Name: Cathy Schwartz
Title: Assistant Secretary

Kayne Anderson MLP Investment Company	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

AVIVA LIFE AND ANNUITY COMPANY ROYAL NEIGHBORS OF AMERICA

By:	Aviva Investors North America, Inc., Its authorized attorney-in-fact

	By	/s/ Roger D. Fors
Name: Roger D. Fors Title: VP-Private Fixed Income

Kayne Anderson MLP Investment Company	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

NAVY MUTUAL AID ASSOCIATION

By	/s/ Allen M. McCray
Name: Allen M. McCray Title: Vice President, Investments

Kayne Anderson MLP Investment Company	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

JACKSON NATIONAL LIFE INSURANCE COMPANY

By:	PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company

By:	/s/ Brian B. Manczak
Name: Brian B. Manczak Title: Managing Director

Kayne Anderson MLP Investment Company	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

PRESIDENTIAL LIFE INSURANCE COMPANY c/o Athene Asset Management, its investment adviser

By	/s/ James M. Hassett
Name: James M. Hassett Title: Executive Vice President, Credit

Kayne Anderson MLP Investment Company	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

CCG TRUST CORPORATION

By	/s/ Steven L. Blazevic
Name: Steven L. Blazevic Title: Managing Director

Kayne Anderson MLP Investment Company	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By	/s/ Brian Keating
Name: Brian Keating Title: Managing Director

Kayne Anderson MLP Investment Company	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

PROTECTIVE LIFE INSURANCE COMPANY (PLI)

By	/s/ Phillip E. Passafiume
Name: Phillip E. Passafiume Title: Director, Fixed Income

Kayne Anderson MLP Investment Company	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN UNITEDHEALTHCARE INSURANCE COMPANY MTL INSURANCE COMPANY BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC. VANTIS LIFE INSURANCE COMPANY

By	Advantus Capital Management, Inc.

	By	/s/ Robert G. Diedrich
Name: Robert G. Diedrich Title: Vice President

Kayne Anderson MLP Investment Company	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

COUNTRY LIFE INSURANCE COMPANY

By	/s/ John A. Jacobs
Name: John A. Jacobs Title: Director – Fixed Income

Kayne Anderson MLP Investment Company	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By	/s/ Jed R. Martin
Name: Jed R. Martin Title: Vice President, Private Placements

Kayne Anderson MLP Investment Company	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

CMFG LIFE INSURANCE COMPANY

By:	MEMBERS Capital Advisors, Inc. acting as Investment Advisor

By	/s/ Allen R. Cantrell
Name: Allen R. Cantrell Title: Managing Director, Investments

Kayne Anderson MLP Investment Company	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

UNUM LIFE INSURANCE COMPANY OF AMERICA

By	/s/ Ben Vance
	Name:	Ben Vance
	Title:	Vice President, Senior Managing Director

Kayne Anderson MLP Investment Company	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

FARM BUREAU LIFE INSURANCE COMPANY

By	Herman L. Riva
Name: Herman L. Riva Title: Securities Vice President

Kayne Anderson MLP Investment Company	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

ASSURITY LIFE INSURANCE COMPANY

By	/s/ Victor Weber
Name: Victor Weber Title: Senior Director – Investments

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

ING LIFE INSURANCE AND ANNUITY COMPANY c/o ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, Georgia 30327-4347 Attention: Private Placements Fax Number: (770) 690-5057	DD - $2,200,000 EE - $1,300,000 FF - $800,000 GG - $1,000,000	DD - $2,600,000 EE - $1,000,000 FF - $1,000,000 GG - $1,000,000

Payments

All payments on account of the Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA #021000018

Account:   IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)

OR

        IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)

For further credit to: ILIAC/Acct. No. 216101

Reference:   PPN 486606 H#6   - Series DD Notes

            PPN 486606 J*8    - Series EE Notes

            PPN 486606 J@6  - Series FF Notes

            PPN 486606 J#4    - Series GG Notes

Each such wire transfer shall set forth the name of the Company, the full title (including the coupon rate, issuance date and final maturity date) of the Notes on account of which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.

SCHEDULE A

(to Note Purchase Agreement)

Notices

All notices with respect to payments and written confirmation of each such payment to be addressed:

ING Investment Management LLC

5780 Powers Ferry Road, NW, Suite 300

Atlanta, Georgia 30327-4347

Attention:  Operations/Settlements

Fax Number:  (770) 690-4886

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number:  71-0294708

PHYSICAL DELIVERY INSTRUCTIONS:

The Bank of New York Mellon

One Wall Street

Window A - 3rd Floor

New York, NY 10286

Ref: ILIAC - Acct. No. 216101

(with cover letter setting forth the name of the issuer)

With a copy to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, Georgia 30327-4347

Attention:   Linda Freitag

Email:   linda.freitag@inginvestment.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

ING USA ANNUITY AND LIFE INSURANCE COMPANY c/o ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, Georgia 30327-4347 Attention: Private Placements Fax Number: (770) 690-5057	DD - $2,100,000 EE - $900,000 FF - $700,000 GG - $900,000	DD - $2,300,000 EE - $1,100,000 FF - $900,000 GG - $900,000

Payments

All payments on account of the Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA #021000018

Account:   IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)

OR

        IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)

For further credit to: ING USA/Acct. No. 136373

Reference:     PPN 486606 H#6   - Series DD Notes

             PPN 486606 J*8     - Series EE Notes

             PPN 486606 J@6  - Series FF Notes

             PPN 486606 J#4    - Series GG Notes

Each such wire transfer shall set forth the name of the Company, the full title (including the coupon rate, issuance date and final maturity date) of the Notes on account of which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

All notices with respect to payments and written confirmation of each such payment to be addressed:

ING Investment Management LLC

5780 Powers Ferry Road, NW, Suite 300

Atlanta, Georgia 30327-4347

Attention:  Operations/Settlements

Fax Number:  (770) 690-4886

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number:  41-0991508

PHYSICAL DELIVERY INSTRUCTIONS:

The Bank of New York Mellon

One Wall Street

Window A - 3rd Floor

New York, NY 10286

Ref: ING USA/ Acct. No. 136373

(with cover letter setting forth the name of the issuer)

With a copy to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, Georgia 30327-4347

Attention:  Linda Freitag

Email:  linda.freitag@inginvestment.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

ING USA ANNUITY AND LIFE INSURANCE COMPANY c/o ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, Georgia 30327-4347 Attention: Private Placements Fax Number: (770) 690-5342	DD - $600,000 EE - 500,000	DD - $700,000

Payments

All payments on account of the Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA #021000018

Account:  IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)

OR

  IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)

For further credit to: ING USA - SLDI/Acct. 179369

Reference:     PPN 486606 H#6 - Series DD Notes

             PPN 486606 J*8 - Series EE Notes

Each such wire transfer shall set forth the name of the Company, the full title (including the coupon rate, issuance date and final maturity date) of the Notes on account of which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

All notices with respect to payments and written confirmation of each such payment to be addressed:

ING Investment Management LLC

5780 Powers Ferry Road, NW, Suite 300

Atlanta, Georgia 30327-4347

Attention:  Operations/Settlements

Fax Number:  (770) 690-5316

With a copy to:

The Bank of New York

Insurance Trust Dept.

101 Barclay 8 West

New York, NY 10286

Attn:  Bailey Eng

baileyeng@bankofny.com

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number:  41-0991508

PHYSICAL DELIVERY INSTRUCTIONS:

The Bank of New York Mellon

One Wall Street

Window A - 3rd Floor

New York, NY 10286

Ref: ING USA - SLDI/Acct. 179369

(with cover letter setting forth the name of the issuer)

With a copy to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, Georgia 30327-4347

Attention: Linda Freitag

Email:   linda.freitag@inginvestment.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

RELIASTAR LIFE INSURANCE COMPANY c/o ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, Georgia 30327-4347 Attention: Private Placements Fax Number: (770) 690-5057	DD - $1,200,000 EE - $700,000 GG - $600,000	DD - $1,500,000 EE - $400,000 FF - $600,000 GG - $600,000

Payments

All payments on account of the Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA #021000018

Account:  IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)

OR

  IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)

For further credit to:   RLIC/Acct. No. 187035

Reference:     PPN 486606 H#6  - Series DD Notes

             PPN 486606 J*8   - Series EE Notes

             PPN 486606 J@6 - Series FF Notes

             PPN 486606 J#4   - Series GG Notes

Each such wire transfer shall set forth the name of the Company, the full title (including the coupon rate, issuance date and final maturity date) of the Notes on account of which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

All notices with respect to payments and written confirmation of each such payment to be addressed:

ING Investment Management LLC

5780 Powers Ferry Road, NW, Suite 300

Atlanta, Georgia 30327-4347

Attention: Operations/Settlements

Fax Number:   (770) 690-4886

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number:   41-0451140

PHYSICAL DELIVERY INSTRUCTIONS:

The Bank of New York Mellon

One Wall Street

Window A - 3rd Floor

New York, NY 10286

Ref: RLIC - Acct. No. 187035

(with cover letter setting forth the name of the issuer)

With a copy to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, Georgia 30327-4347

Attention: Linda Freitag

Email:   linda.freitag@inginvestment.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

SECURITY LIFE OF DENVER INSURANCE COMPANY c/o ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, Georgia 30327-4347 Attention: Private Placements Fax Number: (770) 690-5057	DD - $900,000 EE - $600,000 FF - $500,000 GG - $500,000	DD - $900,000 EE - $500,000 FF - $500,000 GG - $500,000

Payments

All payments on account of the Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA #021000018

Account:   IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)

OR

  IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)

For further credit to:   SLD/Acct. No. 178157

Reference:     PPN 486606 H#6   - Series DD Notes

             PPN 486606 J*8     - Series EE Notes

             PPN 486606 J@6  - Series FF Notes

             PPN 486606 J#4    - Series GG Notes

Each such wire transfer shall set forth the name of the Company, the full title (including the coupon rate, issuance date and final maturity date) of the Notes on account of which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

All notices with respect to payments and written confirmation of each such payment to be addressed:

ING Investment Management LLC

5780 Powers Ferry Road, NW, Suite 300

Atlanta, Georgia 30327-4347

Attention:   Operations/Settlements

Fax Number:   (770) 690-4886

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number:   84-0499703

PHYSICAL DELIVERY INSTRUCTIONS:

The Bank of New York Mellon

One Wall Street

Window A - 3rd Floor

New York, NY 10286

Ref: SLD/Acct. No. 178157

(with cover letter setting forth the name of the issuer)

With a copy to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, Georgia 30327-4347

Attention: Linda Freitag

Email:   linda.freitag@inginvestment.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

PRINCIPAL LIFE INSURANCE COMPANY c/o Principal Global Investors, LLC 711 High Street, G-26 Des Moines, IA 50392-0800 Attn: Fixed Income Private Placements	DD - $8,000,000	DD - $10,000,000

Payments

All payments on account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

ABA No.: 021000089

Citibank, N.A.

San Francisco, CA

For Credit to Principal Life Insurance Company

Account No.: 36274409

FFC:   208046

Attn:   cusip number:   486606 H#6 – Kayne Anderson MLP Investment Company

With sufficient information (including Cusip number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

Notices

All notices to:

Principal Global Investors, LLC

711 High Street, G-26

Des Moines, IA 50392-0800

Attn:   Fixed Income Private Placements

and via Email:   Privateplacements2@exchange.principal.com

With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

Principal Global Investors, LLC

Attn:   Investment Accounting Fixed Income Securities

711 High Street

Des Moines, Iowa 50392-0960

Nominee Name in which Notes are to be issued: None

Taxpayer I.D. Number:   42-0127290

Deliver Notes to:

Principal Global Investors, LLC

711 High Street, G-7

Des Moines, IA 50392-0301

Attn:   Mary Eggers-McCarroll

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

RGA REINSURANCE COMPANY c/o Principal Global Investors, LLC 711 High Street, G-26 Des Moines, IA 50392-0800 Attn: Fixed Income Private Placements	FF - $2,000,000	FF - $2,000,000

Payments

All payments on account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

The Bank of New York Mellon

ABA #021000018

Beneficiary Account:   IOC 566

For credit to:   RGA Re Private Placements PGI

Ref:   cusip number:   486606 J@6 – Kayne Anderson MLP Investment Company

(Please provide principal/interest breakdown for The Bank of New York on this line).

With sufficient information (including Cusip number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

Notices

All notices to:

RGA Reinsurance Company

c/o Principal Global Investors, LLC

711 High Street, G-26

Des Moines, IA 50392-0800

Attn:   Fixed Income Private Placements

and via Email:   Privateplacements2@exchange.principal.com

With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

RGA Reinsurance Company

c/o Principal Global Investors, LLC

Attn:   Investment Accounting Fixed Income Securities

711 High Street

Des Moines, Iowa 50392-0960

Nominee Name in which Notes are to be issued:   Hare & CO

Taxpayer I.D. Number:   43-1235868

Deliver Notes to:

The Bank of New York Mellon

One Wall Street - 3rd Floor Window A

New York, New York 10286

Attn:   RGA Re Private Placements LPGI

       Anthony Saviano (212-635-6742)

       Account # 0000303819

With a copy via email to Mary Eggers-McCarroll at Eggers-McCarroll.Mary@principal.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

PENN MUTUAL LIFE INSURANCE COMPANY c/o Principal Global Investors, LLC 711 High Street, G-26 Des Moines, IA 50392-0800 Attn: Fixed Income Private Placements	FF - $2,000,000	FF - $2,000,000

Payments

All payments on account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

Bank Name:   Boston Federal Reserve Bank

Address:   55 Water Street New York

ABA # 011-000-028

Account#:   1 WPL 00034637

Attn:   STATE ST BOS/SPEC/1 WPL

Ref:   cusip number: 486606 J@6 – Kayne Anderson MLP Investment Company

With sufficient information (including Cusip number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

Notices

All notices to:

PENN MUTUAL LIFE INSURANCE COMPANY

c/o Principal Global Investors, LLC

711 High Street, G-26

Des Moines, IA 50392-0800

Attn:   Fixed Income Private Placements

and via Email:   Privateplacements2@exchange.principal.com

With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

PENN MUTUAL LIFE INSURANCE COMPANY

c/o Principal Global Investors, LLC

Attn:   Investment Accounting Fixed Income Securities

711 High Street

Des Moines, Iowa 50392-0960

Nominee Name in which Notes are to be issued:   CHIMELINE & CO.

Taxpayer I.D. Number:   23-0952300

Deliver Notes to:

DTC/New York Window

Brooklyn Army Terminal

3 H - Securities Processing

140 58th Street

Brooklyn, NY 11220

Attention:   Security Processing/NY Window/Robert Mendez/Building 3 Third Floor

Section G

With a copy via email to Mary Eggers-McCarroll at Eggers-McCarroll.Mary@principal.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

METLIFE ALICO LIFE INSURANCE K.K. 4-1-3, Taihei, Sumida-ku Tokyo, 130-0012 JAPAN	DD - $3,000,000 EE - $1,000,000	DD - $3,000,000 EE - $2,000,000

(Securities to be registered in the name of MetLife Alico Life Insurance K.K.)

Payments

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:	Citibank New York
ABA Routing #:	021000089
DDA:	30872002
Account Name:	METLIFE ALICO PP NON-GGA
Reference:	Kayne Anderson MLP Investment Company, 2.74% Series DD Senior Unsecured Notes due April 16, 2019, PPN 486606 H#6, and/or Kayne Anderson MLP Investment Company, 3.20% Series EE Senior Unsecured Notes due April 16, 2021, PPN 486606 J*8

With sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices

All notices and communications:

Alico Asset Management Corp. (Japan)

Administration Department

ARCA East 7F, 3-2-1 Kinshi

Sumida-ku, Tokyo 130-0013 Japan

Attention:         Administration Dept. Manager

Email:               saura@metlife.co.jp

With a copy to:

MetLife Investment Management, LLC

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention:   Director

Facsimile:   (973) 355-4250

With a copy (OTHER than with respect to deliveries of financial statements) to:

MetLife Investment Management, LLC

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention:   Chief Counsel-Securities Investments (PRIV)

Email:   sec_invest_law@metlife.com

Name of Nominee in which Notes are to be issued:   None

Taxpayer I.D. Number: 98-1037269 (USA) and 00661996 (Japan)

Deliver Notes to:

MetLife Investment Management, LLC

Securities Investments, Law Department

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention:    Thomas Pasuit, Esq.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

EMPLOYERS REASSURANCE CORPORATION c/o Jane Kipper 5700 Broadmoor Suite 1000 Mission, Kansas 66202	FF - $2,400,000 GG - $3,200,000	FF - $2,400,000 GG - $3,200,000

(Securities to be registered in the name of Cudd & Co.)

Payments

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank, N.A.
ABA Routing #:	021000021
Account No.:	9009002859
Account Name:	Private Placement Income
Ref:	G10190 Employers Reassurance Corporation
Ref:	Kayne Anderson MLP Investment Company, 3.57% Series FF Senior Unsecured Notes due April 16, 2023, PPN 486606 J@6 and/or Kayne Anderson MLP Investment Company, 3.67% Series GG Senior Unsecured Notes due April 16, 2025, PPN 486606 J#4

With sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices

All notices and communications:

Employers Reassurance Corporation

c/o MetLife Investment Management, LLC

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention:   Director

Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

Employers Reassurance Corporation

c/o MetLife Investment Management, LLC

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention:   Chief Counsel-Securities Investments (PRIV)

Email:   sec_invest_law@metlife.com

and

JPMorgan Chase Bank

Attn: Private Placements

Account: Employers Reassurance Corporation

14201 Dallas Parkway, 13th Floor

Dallas, TX 75254

Fax:   (469) 477-1904

Name of Nominee in which Notes are to be issued:   Cudd & Co.

Taxpayer I.D. Number:   48-1024691

Deliver Notes to:

J. P. Morgan Chase Bank, N.A.

4 Chase Metrotech Center

3rd Floor

Brooklyn, New York 11245-0001

Attention:   Physical Receive Department

Brian Cavanaugh (718) 242-0264

    With COPIES OF THE NOTES emailed to tpasuit@metlife.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

METROPOLITAN LIFE INSURANCE COMPANY 1095 Avenue of the Americas New York, New York 10036	FF - $600,000	FF - $600,000

(Securities to be registered in the name of Metropolitan Life Insurance Company)

Payments

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021-000-021
Account No.:	477931070
Account Name:	Metropolitan Life Insurance Company - Separate Account 714
Reference:	Kayne Anderson MLP Investment Company, 3.57% Series FF Senior Unsecured Notes due April 16, 2023, PPN 486606 J@6

With sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices

All notices and communications:

Metropolitan Life Insurance Company

Investments, Private Placements

P. O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Fax Number: (973) 355-4250

With a copy (OTHER than with respect to deliveries of financial statements) to:

Metropolitan Life Insurance Company

P. O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention:   Chief Counsel - Securities Investments (PRIV)

E-mail:   Sec_Invest_Law@metlife.com

Name of Nominee in which Notes are to be issued:   None

Taxpayer I.D. Number:   13-5581829

Deliver Notes to:

Metropolitan Life Insurance Company

Securities Investments, Law Department

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention:   Thomas Pasuit, Esq.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

METROPOLITAN LIFE INSURANCE COMPANY 1095 Avenue of the Americas New York, New York 10036	GG - $400,000	GG - $400,000

(Securities to be registered in the name of Metropolitan Life Insurance Company)

Payments

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021-000-021
Account No.:	002-2-410591
Account Name:	Metropolitan Life Insurance Company
Reference:	Kayne Anderson MLP Investment Company, 3.67% Series GG Senior Unsecured Notes due April 16, 2025, PPN 486606 J#4

With sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices

All notices and communications:

Metropolitan Life Insurance Company

Investments, Private Placements

P. O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Fax Number: (973) 355-4250

With a copy (OTHER than with respect to deliveries of financial statements) to:

Metropolitan Life Insurance Company

P. O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention:   Chief Counsel - Securities Investments (PRIV)

E-mail:   Sec_Invest_Law@metlife.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number:   13-5581829

Deliver Notes to:

Metropolitan Life Insurance Company

Securities Investments, Law Department

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention:   Thomas Pasuit, Esq.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

GENERAL AMERICAN LIFE INSURANCE COMPANY c/o Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	GG - $400,000	GG - $400,000

(Securities to be registered in the name of General American Life Insurance Company)

Payments

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021-000-021
Account No.:	323-8-90946
Account Name:	General American Life Insurance Company
Reference:	Kayne Anderson MLP Investment Company, 3.67% Series GG Senior Unsecured Notes due April 16, 2025, PPN 486606 J#4

With sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices

All notices and communications:

General American Life Insurance Company

c/o Metropolitan Life Insurance Company

Investments, Private Placements

P. O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Fax Number:   (973) 355-4250

With a copy (OTHER than with respect to deliveries of financial statements) to:

General American Life Insurance Company

c/o Metropolitan Life Insurance Company

P. O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention:   Chief Counsel - Securities Investments (PRIV)

E-mail:   Sec_Invest_Law@metlife.com

Name of Nominee in which Notes are to be issued:   None

Taxpayer I.D. Number:   43-0285930

Deliver Notes to:

General American Life Insurance Company

c/o Metropolitan Life Insurance Company

Securities Investments, Law Department

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention:   Thomas Pasuit, Esq.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY	GG - $5,000,000	FF - $5,000,000

c/o AIG Asset Management

2929 Allen Parkway, Suite A36-04

Houston, Texas 77019-2155

Attention: Private Placements - Portfolio Operations

Fax Number: (713) 831-1072 OR

Email:

AIGGIGPVTPLACEMENTOPERATIONS@aig.com

GG - $2,700,000

(1)

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon

ABA # 021-000-018

Account Number: GLA111566

For Further Credit to: VARIABLE ANNUITY LIFE INSURANCE CO.

Account No. 260735

Reference:   PPN and Prin.: $            ; Int.: $

(2)	Payment notices, audit confirmations and related correspondence to:

The Variable Annuity Life Insurance Company (260735)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn:   Private Placements - Portfolio Operations

Fax:   (713) 831-1072 OR

Email:   AIGGIGPVTPLACEMENTOPERATIONS@aig.com

(3)	Duplicate payment notices (only) to:

The Variable Annuity Life Insurance Company (260735)

c/o The Bank of New York Mellon

Attn:   P & I Department

Fax:   (718) 315-3076

(4)	* Compliance reporting information to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn:   Private Placements - Compliance

Email:   complianceprivateplacements@aig.com

*	Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

(5)	Note to be issued in the nominee name of: HARE & CO. (Tax ID #: 13-6062916)

(6)	Tax I.D. Number for The Variable Annuity Life Insurance Company: 74-1625348

(7)	Physical Delivery Instructions:

The Bank of New York Mellon

One Wall Street – 3rd Floor / Window A

New York, N.Y. 10286

Attn:   Sammy Yankanah, Phone:   (212) 635-7077

Account Name:   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

Account Number:   260735

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

AMERICAN HOME ASSURANCE COMPANY c/o AIG Asset Management 2929 Allen Parkway, Suite A36-04 Houston, Texas 77019-2155 Attention: Private Placements - Portfolio Operations Fax Number: (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com	FF - $4,000,000	$0

(1)

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon

ABA # 021-000-018

Account Number:   GLA111566

For Further Credit to:   AMERICAN HOME ASSURANCE CO.; Account No: 554933

Reference:   PPN and Prin.: $            ; Int.: $

(2)	Payment notices, audit confirmations and related correspondence to:

American Home Assurance Company (554933)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn:   Private Placements - Portfolio Operations

Fax:   (713) 831-1072 OR

Email:   AIGGIGPVTPLACEMENTOPERATIONS@aig.com

(3)	Duplicate payment notices (only) to:

American Home Assurance Company (554933)

c/o The Bank of New York Mellon

Attn: P & I Department

Fax: (718) 315-3076

(4)	* Compliance reporting information to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn:   Private Placements - Compliance

Email:   complianceprivateplacements@aig.com

*	Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

(5)	Note to be issued in the nominee name of: HARE & CO. (Tax ID #: 13-6062916)

(6)	Tax I.D. Number for American Home Assurance Company: 13-5124990

(7)	Physical Delivery Instructions:

The Bank of New York Mellon

One Wall Street – 3rd Floor / Window A

New York, N.Y. 10286

Attn: Sammy Yankanah, Phone:   (212) 635-7077

Account Name:   AMERICAN HOME ASSURANCE CO.

Account Number:   554933

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

EAGLESTONE REINSURANCE COMPANY c/o AIG Asset Management 2929 Allen Parkway, Suite A36-04 Houston, Texas 77019-2155 Attention: Private Placements - Portfolio Operations Fax Number: (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com	$0	GG - $2,300,000

(1)

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon

ABA # 021-000-018

Account Number:   GLA111566

For Further Credit to:   EAGLESTONE REINSURANCE CO.; Account No: 554920

Reference:   PPN and Prin.: $            ; Int.: $

(2)	Payment notices, audit confirmations and related correspondence to:

Eaglestone Reinsurance Company (554920)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn:   Private Placements - Portfolio Operations

Fax:   (713) 831-1072 OR

Email:   AIGGIGPVTPLACEMENTOPERATIONS@aig.com

(3)	Duplicate payment notices (only) to:

Eaglestone Reinsurance Company (554920)

c/o The Bank of New York Mellon

Attn:   P & I Department

Fax:   (718) 315-3076

(4)	* Compliance reporting information to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn:   Private Placements - Compliance

Email:   complianceprivateplacements@aig.com

*	Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

(5)	Note to be issued in the nominee name of: HARE & CO. (Tax ID #: 13-6062916)

(6)	Tax I.D. Number for Eaglestone Reinsurance Company (554920): 22-3423217

(7)	Physical Delivery Instructions:

The Bank of New York Mellon

One Wall Street – 3rd Floor / Window A

New York, N.Y. 10286

Attn: Sammy Yankanah, Phone:   (212) 635-7077

Account Name:   EAGLESTONE REINSURANCE CO.

Account Number:   554920

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

SUN LIFE ASSURANCE COMPANY OF CANADA 150 King Street West Toronto, Ontario M5H 1J9	DD - $7,000,000	DD - $7,000,000

Payments

All payments by bank wire transfer of immediately available funds, providing sufficient information to identify the source of the transfer, the amount of interest and/or principal and the series of Notes, to:

Beneficiary’s Bank:

Bank of Montreal

International Banking, Head Office

129 St. James

Montreal, Quebec

H2Y1L6

SWIFT CODE:   BOFMCAM2 “Or” CHIPS UID 046440

Account #:   2000192009878

Beneficiary Details:

(this information MUST be on the wire)

Account number: 24234600338

Sun Life Assurance Company of Canada

227 King Street South

Waterloo, Ontario N2J 4C5

Refer:   (For Private Fixed Income - 302D36)

Destination Bank:

Wells Fargo Bank, N.A.

11 Penn Plaza, 4th Floor

New York, NY 10038

SWIFT CODE:   PNBPUS3NNYC

FEDWIRE ABA #026005092 “Or” CHIPS Participant ABA #0509

Notices

All wire transfers are to be accompanied by the PPN and by the source and the principal and interest application of the funds.   Written notice of each routine payment and any audit confirmation is to be sent to:

Sun Life Assurance Company of Canada

227 King Street South

Waterloo, Ontario N2J 4C5

Attention: Private Fixed Income - Nancy Munro

Tel:   (519) 888-3900 ext. 3937

Fax:   (519) 888-3666

Email:   nancy.munro@sunlife.com

All other notices and correspondence, including notices of non-routine payments, are to be forwarded to Sun Life Assurance Company of Canada at:

Sun Life Assurance Company of Canada

150 King Street West

Toronto, Ontario M5H 1J9

Attention: Michael Bjelic

Tel:   (416) 204-8010

Fax:   (416) 595-0131

Email:   Michael.bjelic@sunlife.com

Name of Nominee in which Notes are to be issued:   None

Taxpayer I.D. Number:   38-1082080

Deliver Notes to:

Sun Life Assurance Company of Canada

227 King Street South

Waterloo, Ontario N2J 4CS

Attention:   Private Fixed Income - Nancy Munro

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

c/o Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, Pennsylvania 19103

Attention: Fixed Income Private Placements

Private Placement Fax: (215) 255-1654

	DD - $1,286,000 DD - $1,714,000 EE - $1,286,000 EE - $1,714,000	DD - $1,714,000 DD - $2,286,000 EE - $1,714,000 EE - $2,286,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Kayne Anderson MLP Investment Company, 2.74% Series DD Senior Unsecured Notes due April 16, 2019, PPN 486606 H#6, and/or Kayne Anderson MLP Investment Company, 3.20% Series EE Senior Unsecured Notes due April 16, 2021, PPN 486606 J*8,” principal, premium or interest) to:

The Bank of New York Mellon

One Wall Street

New York, New York 10286

ABA #021000018

BNF Account #: IOC566

Attention: The Bank of New York Mellon Private Placement P&I Dept.

For Further Credit:   The Lincoln National Life Insurance Company

Further Credit A/C #:   See Custodial Account Numbers Listed Below

Ref: PPN/CUSIP # / Security Description / Payment Reason

PRINCIPAL AMOUNT OF SERIES DD NOTES APRIL 2013 FUNDING	PRINCIPAL AMOUNT OF SERIES DD NOTES JUNE 2013 FUNDING	ACCOUNT NAME	BANK CUSTODY NUMBER

$1,286,000	$1,714,000	The Lincoln National Life Insurance Company—Seg 66	215733

$1,714,000	$2,286,000	The Lincoln National Life Insurance Company—Seg 76	215736

PRINCIPAL AMOUNT OF SERIES DD NOTES APRIL 2013 FUNDING	PRINCIPAL AMOUNT OF SERIES DD NOTES JUNE 2013 FUNDING	ACCOUNT NAME	BANK CUSTODY NUMBER

$1,286,000	$1,714,000	The Lincoln National Life Insurance Company—Seg 46	215726

$1,714,000	$2,286,000	The Lincoln National Life Insurance Company—Seg 76	215736

All notices of payments on or in respect of the Notes and written confirmation of each such payment to be addressed to:

Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, Pennsylvania 19103

Attention:   Fixed Income Private Placements

Private Placement Fax:   (215) 255-1654

and

Lincoln Financial Group

1300 South Clinton Street

Fort Wayne, Indiana 46802

Attention:   K. Estep — Investment Accounting

Investment Accounting Fax:   (260) 455-2622

and

The Bank of New York Mellon

P. O. Box 19266

Newark, New Jersey 07195

Attention:   Private Placement P&I Department

Reference:   Account Name/Custody AC# /PPN #

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:   None

Taxpayer I.D. Number:   35-0472300

Deliver Notes to:

The Bank of New York Mellon

One Wall Street, 3rd Floor

New York, NY 10286

Attention:   Free Receive Department

Contact Person:   Anthony Saviano, Dept. Manager (212-635-6764)

In cover letter reference Note Amount, Account Name & Custody Account Number with a copy of cover letter by fax to:

Karen Costa, The Bank of New York Mellon

Fax:   (315) 414-5017

with a copy by email to:

Deborah Hayes

deborah.hayes@lfg.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA 8500 Andrew Carnegie Boulevard Charlotte, North Carolina 28262	FF - $3,000,000 GG - $3,000,000	FF - $3,000,000 GG - $4,000,000

Payments

All payments on or in respect of the Series FF and Series GG Notes shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

JPMorgan Chase Bank, N.A.

ABA # 021-000-021

Account Number: 900-9-000200

Account Name:   TIAA

For Further Credit to the Account Number: G07040

Reference:	Kayne Anderson MLP Investment Company, 3.57% Series FF Senior Unsecured Notes due April 16, 2023, PPN 486606 J@6 /P&I Breakdown

Reference:	Kayne Anderson MLP Investment Company, 3.67% Series GG Senior Unsecured Notes due April 16, 2025, PPN 486606 J#4 /P&I Breakdown

Payment Notices

All notices with respect to payments and prepayments of the Series FF and Series GG Notes shall be sent to:

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, New York 10017

Attention:   Securities Accounting Division

Phone:   (212) 916-5504

Email:   jpiperato@tiaa-cref.org or mwolfe@tiaa-cref.org

With a copy to:

JPMorgan Chase Bank, N.A.

P.O. Box 35308

Newark, New Jersey 07101

And to:

Teachers Insurance and Annuity Association of America

8500 Andrew Carnegie Boulevard

Charlotte, North Carolina 28262

Attention: Global Private Markets

Telephone:	(704) 988-4349 (Ho Young Lee)
(704) 988-1000 (General Number)
Facsimile:	(704) 988-4916
Email:	hlee@tiaa-cref.org

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of the Series FF or Series GG Notes, (2) allocation of payment between principal, interest, Make-Whole Amount, other premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

Other Notices and Communications

All other notices and communications shall be delivered or mailed to:

Teachers Insurance and Annuity Association of America

8500 Andrew Carnegie Boulevard

Charlotte, North Carolina 28262

Attention: Global Private Markets

Telephone:	(704) 988-4349 (Ho Young Lee)
(704) 988-1000 (General Number)
Facsimile:	(704) 988-4916
Email:	hlee@tiaa-cref.org

Taxpayer Identification Number: 13-1624203

Deliver Notes to:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center

3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Department

For TIAA A/C #G07040

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

PACIFIC LIFE INSURANCE COMPANY 700 Newport Center Drive Newport Beach, California 92660-6397 Attention: IM – Credit Analysis Fax Number: (949) 219-5406	EE - $4,000,000	EE - $3,000,000

Payments

All payments of principal and interest on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

Mellon Trust of New England

ABA #011001234

DDA 0000125261

Attention: MBS Income CC:   1253

A/C Name:   General Account/PLCF18101302

Regarding:   Kayne Anderson MLP Investment Company, 3.20% Series EE Senior Unsecured Notes due April 16, 2021, PPN 486606 J*8

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

Mellon Trust

Attention:   Pacific Life Accounting Team

One Mellon Bank Center

Room 0930

Pittsburgh, PA 15259

and

Pacific Life Insurance Company

Attention:   IM – Cash Team

700 Newport Center Drive

Newport Beach, CA 92660-6397

Fax Number: (949) 718-5845

Name of Nominee in which Notes are to be issued: Mac & Co., as nominee for Pacific Life Insurance Company

General Taxpayer I.D. Number:   95-1079000

Deliver Notes to:

Mellon Securities Trust Company

One Wall Street

3rd Floor-Receive Window C

New York, NY 10286

Attention:   Robert Ferraro (212) 635-1299

A/C Name:   General Account

A/C #: PLCF18101302

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

PACIFIC LIFE INSURANCE COMPANY 700 Newport Center Drive Newport Beach, California 92660-6397 Attention: IMD – Credit Analysis Fax Number: (949) 219-5406	GG - $2,000,000	GG - $3,000,000

Payments

All payments of principal and interest on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

Mellon Trust of New England

ABA #011001234

DDA 125261

Attention:   MBS Income CC: 1253

A/C Name:   UL/VUL Asset Segregation Trust

A/C #: PLCF80030002

Regarding:   Kayne Anderson MLP Investment Company, 3.67% Series GG Senior Unsecured Notes due April 16, 2025, PPN 486606 J#4

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

Mellon Trust

Attention: Pacific Life Accounting Team

One Mellon Bank Center

Room 0930

Pittsburgh, PA 15259

and

Pacific Life Insurance Company

Attention: IMD – Cash Team

700 Newport Center Drive

Newport Beach, CA 92660-6397

Fax Number: (949) 718-5845

Name of Nominee in which Notes are to be issued: Mac & Co., as nominee for Pacific Life Insurance Company

General Taxpayer I.D. Number: 95-1079000

Deliver Notes to:

Mellon Securities Trust Company

One Wall Street

3rd Floor-Receive Window C

New York, NY 10286

Attention: Robert Ferraro (212) 635-1299

A/C Name: UL/VUL Asset Segregation Trust

A/C #: PLCF80030002

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

AVIVA LIFE AND ANNUITY COMPANY

c/o Aviva Investors North America, Inc.

Attention: Private Fixed Income Dept.

215 10th Street, Suite 1000

Des Moines, IA 50309

PREFERRED REMITTANCE:

privateplacements@avivainvestors.com

	EE - $2,400,000 FF - $2,000,000	EE - $1,800,000 FF - $2,000,000

Payments

All payments on or in respect of the Note to be by bank wire transfer of Federal or other immediately available funds to:

The Bank of New York

New York, NY

ABA #021000018

Credit A/C #GLA111566

A/C Name: Institutional Custody Insurance Division

For Further Credit: ALAC - Private FI/ Acct. No. 447702

Please reference Kayne Anderson MLP Investment Company, 3.20% Series EE Senior Unsecured Notes due April 16, 2021, PPN 486606 J*8 and/or Kayne Anderson MLP Investment Company, 3.57% Series FF Senior Unsecured Notes due April 16, 2023, PPN 486606 J@6, Due Date and Application (as among principal, make-whole and interest) of the payment being made.

Notices

All notices, including financials, compliance and requests, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 42-0175020

Deliver Notes to:

The Bank of New York

One Wall Street, 3rd Floor

Window A

New York, NY 10286

FAO: ALAC - Private FI/ Acct. No. 447702

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

ROYAL NEIGHBORS OF AMERICA

c/o Aviva Investors North America, Inc.

Attention: Private Fixed Income

215 10th Street, Suite 1000

Des Moines, Iowa 50309

PREFERRED REMITTANCE:

privateplacements@avivainvestors.com

	EE - $1,600,000	EE - $1,200,000

Payments

All payments on or in respect of the Note to be by bank wire transfer of Federal or other immediately available funds to:

Northern Chgo/Trust

ABA #071000152

Credit wire account 5186041000

F/C 26-73769/Royal Neighbors

Attn: INC/DIV Reference: Please reference Kayne Anderson MLP Investment Company, 3.20% Series EE Senior Unsecured Notes due April 16, 2021, PPN 486606 J*8, Due Date and Application (as among principal, make-whole and interest) of the payment being made.

Notices

All notices and communications with respect to payments and written confirmation of each such payment, to be addressed:

PREFERRED REMITTANCE:

Ell & Co, c/o Northern Trust Co.

P. O. Box 92395

Chicago, Illinois 60675

With a copy to:

PREFERRED REMITTANCE: privateplacements@avivainvestors.com

Royal Neighbors of America

c/o Aviva Investors North America, Inc.

Attention: Private Fixed Income

215 10th Street, Suite 1000

Des Moines, Iowa 50309

All other Notices, including Financials, Compliance and Requests, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: ELL & CO

Taxpayer I.D. Number for ELL & CO: 36-6412623

Taxpayer I.D. Number for Royal Neighbors of America: 36-1711198

Notes to be delivered to:

Northern Trust Co

Trade Securities Processing, C1N

801 South Canal Street

Chicago, IL 60607

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

NAVY MUTUAL AID ASSOCIATION Henderson Hall 29 Carpenter Road Arlington, VA 22212 Attention: Investments	DD - $4,000,000	DD - $4,000,000

Payments

All payments by wire transfer of immediately available funds to:

Bank Name: Bank of America

ABA Routing # 0260-09593

Account Name: Navy Mutual Aid Association Investment Account

Account Number: 435019769567

With sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal and premium amount.

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 53-0116720

Deliver Notes to:

Navy Mutual Aid Association

Henderson Hall

29 Carpenter Road

Arlington, VA 22212

Attention: Investments

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

JACKSON NATIONAL LIFE INSURANCE COMPANY One Corporate Way Lansing, Michigan 48951	FF - $2,143,000	FF - $2,857,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

The Bank of New York

ABA #021-000-018

BNF Account #: IOC566

Reference: 157699 CUSIP / PPN, Description and Breakdown (P&I)

Notices

Original documents and copies of notes and certificates, notices, waivers, amendments and consents should be sent to:

(a)	PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements—Brian Manczak

Phone: (312) 634-7885

Fax: (312) 634-0054

Email: brian.manczak@ppmamerica.com

Email: PPMAPrivateReporting@ppmamerica.com

Financial information should be sent to:

(a)    PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements—Brian Manczak

Phone: (312) 634-7885

Fax: (312) 634-0054

Email:

PPMAPrivateReporting@ppmamerica.com

(b) Jackson National Life Insurance Company One Corporate Way Lansing, MI 48951 Attn: Investment Accounting—Mark Stewart Phone: (517) 367-3190 Fax: (517) 706-5503

Payment notices should be sent to:

Jackson National Life Insurance Company

c/o The Bank of New York Mellon

Attn: P&I Department

P.O. Box 19266

Newark, New Jersey 07195

Phone: (718) 315-3035

Fax: (718) 315-3076

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 38-1659835

Deliver Notes to:

The Bank of New York Mellon

Special Processing—Window A

One Wall Street, 3rd Floor

New York, New York 10286

Ref: 157699 (very important)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

JACKSON NATIONAL LIFE INSURANCE COMPANY One Corporate Way Lansing, Michigan 48951	FF - $0	FF - $1,143,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

The Bank of New York

ABA #021-000-018

BNF Account #: IOC566

Reference: 187244, CUSIP / PPN, Description and Breakdown (P&I)

Notices

Original documents and copies of notes and certificates, notices, waivers, amendments and consents should be sent to:

(a)	PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements—Brian Manczak

Phone: (312) 634-7885

Fax: (312) 634-0054

Email: brian.manczak@ppmamerica.com

Email: PPMAPrivateReporting@ppmamerica.com

Financial information should be sent to:

(a)    PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements—Brian Manczak

Phone: (312) 634-7885

Fax: (312) 634-0054

Email:

PPMAPrivateReporting@ppmamerica.com

(b) Jackson National Life Insurance Company One Corporate Way Lansing, MI 48951 Attn: Investment Accounting—Mark Stewart Phone: (517) 367-3190 Fax: (517) 706-5503

Payment notices should be sent to:

Jackson National Life Insurance Company

c/o The Bank of New York Mellon

Attn: P&I Department

P.O. Box 19266

Newark, New Jersey 07195

Phone: (718) 315-3035

Fax: (718) 315-3076

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 38-1659835

Deliver Notes to:

The Bank of New York Mellon

Special Processing—Window A

One Wall Street, 3rd Floor

New York, New York 10286

Ref : JNL – JNL MVA, A/C # 187244

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

JACKSON NATIONAL LIFE INSURANCE COMPANY One Corporate Way Lansing, Michigan 48951	FF - $857,000	FF - $0

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

The Bank of New York

ABA #021-000-018

BNF Account #: IOC566

Reference: 187242, CUSIP / PPN, Description and Breakdown (P&I)

Notices

Original documents and copies of notes and certificates, notices, waivers, amendments and consents should be sent to:

(a)	PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements—Brian Manczak

Phone: (312) 634-7885

Fax: (312) 634-0054

Email: brian.manczak@ppmamerica.com

Email: PPMAPrivateReporting@ppmamerica.com

Financial information should be sent to:

(a)    PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements—Brian Manczak

Phone: (312) 634-7885

Fax: (312) 634-0054

Email:

PPMAPrivateReporting@ppmamerica.com

(b) Jackson National Life Insurance Company One Corporate Way Lansing, MI 48951 Attn: Investment Accounting—Mark Stewart Phone: (517) 367-3190 Fax: (517) 706-5503

Payment notices should be sent to:

Jackson National Life Insurance Company

c/o The Bank of New York Mellon

Attn: P&I Department

P.O. Box 19266

Newark, New Jersey 07195

Phone: (718) 315-3035

Fax: (718) 315-3076

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 38-1659835

Deliver Notes to:

The Bank of New York Mellon

Special Processing—Window A

One Wall Street, 3rd Floor

New York, New York 10286

Ref : JNL – JNL ELI, A/C # 187242

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

PRESIDENTIAL LIFE INSURANCE COMPANY c/o Athene Asset Management LLC 69 Lydecker St. Nyack, NY 10960	EE - $500,000 FF - $1,000,000	EE - $1,000,000 FF - $1,000,000

Payments

All payments on account of the Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

State Street Bank & Trust Co.

Boston, MA 02101

ABA: 011000028

BNF: PLIC AA NM AAM

DDA: 10284826

Ref: ALOL

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed:

Presidential Life Insurance Company

c/o Athene Asset Management

818 Manhattan Beach Blvd., Ste 100

Manhattan Beach, CA 90266

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-2570714

Deliver Notes to:

DTCC/Brooklyn Army Terminal

3 H - Securities Processing

140 58th Street

Brooklyn, NY 11220

Attn: Securities Processing/NY Window/Robert Mendez/Building 3 Third Floor Section G

Reference: FBO: State Street Bank & Trust for Account ALOL

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

PRESIDENTIAL LIFE INSURANCE COMPANY	EE - $500,000	EE - $1,000,000
c/o Athene Asset Management LLC
69 Lydecker St.	FF - $1,000,000	FF - $1,000,000
Nyack, NY 10960

Payments

All payments on account of the Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

State Street Bank & Trust Co.

Boston, MA 02101

ABA: 011000028

BNF: PLIC RET AAM

DDA: 10284925

Ref: ALOU

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed:

Presidential Life Insurance Company

c/o Athene Asset Management

818 Manhattan Beach Blvd., Ste 100

Manhattan Beach, CA 90266

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-2570714

Deliver Notes to:

DTCC/Brooklyn Army Terminal

3 H - Securities Processing

140 58th Street

Brooklyn, NY 11220

Attn: Securities Processing/NY Window/Robert Mendez/Building 3 Third Floor Section G

Reference: FBO: State Street Bank & Trust for Account ALOU

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

CCG TRUST CORPORATION 1 Chelston Park, Collymore Rock St. Michael, Barbados West Indies Attention: Steven Blazevic Tel: 246-429-7962 Fax: 246-429-7995	DD - $3,000,000	DD - $4,000,000

Payments

All payments on account of the Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Destination: CHASUS33

(IBK) JP Morgan Chase Bank

New York

ABA021000021

Pay to Bank :/0011879327

(BBK) ROYCBBBB

Royal Bank of Canada

Bridgetown Barbados

Beneficiary :09456-4800-244-6

CCG Trust Corporation

Notices

All notices of payments and written confirmations of such wire transfers:

ROSE ANN WHITTAKER (RWHITT@CCG.BB)

BERNARD SMITH (BSMITH@CCG.BB)

STEVE BLAZEVIC (SBLAZEV@CCG.BB)

All notices and communications other than those in respect to payments to be addressed to:

STEVEN BLAZEVlC

MANAGING DIRECTOR

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: Not Applicable. CCG to file W-8 Ben Form

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

THE GUARDIAN LIFE INSURANCE COMPANY
OF AMERICA

7 Hanover Square

New York, New York 10004-2616

Attention: Brian Keating

Investment Department 9-A

Fax Number: (212) 919-2658

Email address: brian_keating@glic.com

	FF - $3,000,000	FF - $4,000,000

Payments

All payments on account of the Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JP Morgan Chase

FED ABA #021000021

Chase/NYC/CTR/BNF

A/C 900-9-000200

Reference A/C #G05978, Guardian Life, PPN 486606 J@6, Kayne Anderson MLP Investment Company, 3.57% Series FF Senior Unsecured Notes due April 16, 2023

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-5123390

Deliver Notes to:

JP Morgan Chase, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Department

Reference A/C #G05978, Guardian Life

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

PROTECTIVE LIFE INSURANCE COMPANY (PLI) Attn: Investment Department - Jared Wingard 2801 Hwy 280 South Birmingham, AL 35223	EE - $3,000,000	EE - $4,000,000

Payments

All payment by wire transfer of immediately available funds to:

The Bank of New York

ABA #: 021 000 018

BNF: IOC566

Attn: PP P&I Department

FFC Custody #: 0000294412

Cust. Name: Protective Life Ins., Co.

Ref: Protective Life Ins., Co. /

PPN: 486606 J*8

with sufficient information to identify the source and application of such funds.

Notices

All notices of payments and written confirmations of such wire transfers to be addressed:

middleoffice@protective.com

Jared.Wingard@protective.com

and

Protective Life Insurance Company (PLI)

Attn: Investment Department - Jamie Broadhead

2801 Hwy. 280 South

Birmingham, AL 35223

All notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number: 63-0169720

Deliver Notes to:

The Bank of New York

One Wall Street, 3rd Floor, Window “A”

New York, N.Y. 10286

Custody A/C # 294412

Cust Name: Protective Life Insurance Company

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101 Attention: Client Administrator	FF - $1,000,000	FF - $1,000,000

Payments

Private Placement payments and all other payments shall be made by wire transfer to immediately available funds pursuant to instructions to be delivered to the Company prior to Closing.

Notices

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the address first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 38-6056370

Deliver Notes to:

The Notes will be delivered in accordance with instructions furnished to lenders’ counsel, Chapman and Cutler LLP.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

UNITEDHEALTHCARE INSURANCE COMPANY c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101 Attention: Client Administrator	GG - $750,000	GG - $750,000

Payments

Private Placement payments and all other payments shall be made by wire transfer to immediately available funds pursuant to instructions to be delivered to the Company prior to Closing.

Notices

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the address first provided above.

Name of Nominee in which Notes are to be issued: ELL & Co.

Taxpayer I.D. Number: 36-2739571

Deliver Notes to:

The Notes will be delivered in accordance with instructions furnished to lenders’ counsel, Chapman and Cutler LLP.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

MTL INSURANCE COMPANY c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101 Attention: Client Administrator	GG - $250,000	GG - $250,000

Payments

Private Placement payments and all other payments shall be made by wire transfer to immediately available funds pursuant to instructions to be delivered to the Company prior to Closing.

Notices

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the address first provided above.

Name of Nominee in which Notes are to be issued: ELL & Co.

Taxpayer I.D. Number: 36-1516780

Deliver Notes to:

The Notes will be delivered in accordance with instructions furnished to lenders’ counsel, Chapman and Cutler LLP.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC. c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101 Attention: Client Administrator	GG - $250,000	GG - $250,000

Payments

Private Placement payments and all other payments shall be made by wire transfer to immediately available funds pursuant to instructions to be delivered to the Company prior to Closing.

Notices

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the address first provided above.

Name of Nominee in which Notes are to be issued: MAC & CO., LLC

Taxpayer I.D. Number: 59-2015694

Deliver Notes to:

The Notes will be delivered in accordance with instructions furnished to lenders’ counsel, Chapman and Cutler LLP.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

VANTIS LIFE INSURANCE COMPANY c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101 Attention: Client Administrator	GG - $250,000	GG - $250,000

Payments

Private Placement payments and all other payments shall be made by wire transfer to immediately available funds pursuant to instructions to be delivered to the Company prior to Closing.

Notices

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the address first provided above.

Name of Nominee in which Notes are to be issued: Hare & Co

Taxpayer I.D. Number: 06-0523876

Deliver Notes to:

The Notes will be delivered in accordance with instructions furnished to lenders’ counsel, Chapman and Cutler LLP.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

COUNTRY LIFE INSURANCE COMPANY 1705 N Towanda Avenue Bloomington, IL 61702 Attention: Investments Telephone: (309) 821-6260 Fax: (309) 821-6301 Email: PrivatePlacements@countryfinancial.com	EE - $1,000,000 FF - $1,000,000	EE - $2,000,000 FF - $1,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Kayne Anderson MLP Investment Company, 3.20% Series EE Senior Unsecured Notes due April 16, 2021, PPN 486606 J*8 and/or Kayne Anderson MLP Investment Company, 3.57% Series FF Senior Unsecured Notes due April 16, 2023, PPN 486606 J@6 principal, premium or interest”) to:

Northern Trust Chgo/Trust

ABA Number 071000152

Wire Account Number 5186041000

SWIFT BIC: CNORUS44

For Further Credit to: 26-02712

Account Name: Country Life Insurance Company

Representing P & I on (list security) [BANK]

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

Country Life Insurance Company

Attention: Investment Accounting

1705 N Towanda Avenue

Bloomington, IL 61702

Telephone: (309) 821-6348

Fax: (309) 821-2800

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 37-0808781

Deliver Notes to:

The Northern Trust Company

Trade Securities Processing

C1N

801 South Canal Street

Chicago, IL 60607

Attn: 26-02712/Country Life Insurance Company

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

THE OHIO NATIONAL LIFE INSURANCE COMPANY

Post Office Box 237

Cincinnati, OH 45201

Attention: Investment Department

Overnight Delivery Address:

One Financial Way

Cincinnati, OH 45242

Attention: Investment Department

	EE - $2,000,000	EE - $3,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Kayne Anderson MLP Investment Company, 3.20% Series EE Senior Unsecured Notes due April 16, 2021, PPN 486606 J*8, principal, premium or interest”) to:

U.S. Bank N.A. (ABA #042-000013)

5th and Walnut Streets

Cincinnati, OH 45202

For credit to: The Ohio National Life Insurance Company

Account No. 910-275-7

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 31-0397080

Deliver Notes to:

Jed R. Martin

Ohio National Financial Services

One Financial Way

Cincinnati OH 45242

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

CMFG LIFE INSURANCE COMPANY c/o Members Capital Advisors, Inc. Attn: Private Placements 5910 Mineral Point Road Madison, WI 53705-4456 Email: ds-privateplacements@cunamutual.com	GG - $1,500,000	GG - $2,500,000

Payments

ABA: 011000028

Bank: State Street Bank

Account Name: CMFG Life Insurance Company

DDA #: 1662-544-4

REFERENCE FUND: ZT1E (Must be first 4 digits of reference section / Can include Nominee name here)

Nominee Name: TURNKEYS + CO*

*Please do not use nominee name in jurisdictions where withholding tax problem.

Notices

All notices of payments, written confirmations of such wire transfers and other communications (financials) to be addressed as first provided above to the following contacts:

Contacts: Jeremy Stark Sr. Analyst, Investments Email: Jeremy.stark@cunamutual.com Phone: (608) 665-7872 Fax: (608) 238-2316	Allen Cantrell Managing Director, Investments Email: al.cantrell@cunamutual.com Phone: (608) 665-7243 Fax: (608) 236-8228

John Petchler Managing Director, Investments Email: john.petchler@cunamutual.com Phone: (608) 665-8255 Fax: (608) 238-6224	Carrie Snell Servicing & Closing Specialist Email: carrie.snell@cunamutual.com Phone: (608) 665-8639 Fax: (608) 236-8639

Attorney: John Britt Legal Counsel Email: john.britt@cunamutual.com Phone: (608) 231-8653 Fax: (608) 693-6402

Name of Nominee in which Notes are to be issued: TURNKEYS + CO

CMFG Life Insurance Company Taxpayer I.D. Number: 39-0230590

TURNKEYS + CO Taxpayer I.D. Number: 03-0400481

Deliver Notes to:

DTCC

Brooklyn Army Terminal

3 H - Securities Processing

140 58th Street

Brooklyn, NY 11220

Attn: Security Processing/NY Window/Robert Mendez

Building 3 Third Floor Section G

Phone: 617-985-1914

FBO: State Street Bank & Trust for account ZT1E CMFG Life Insurance Company

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

UNUM LIFE INSURANCE COMPANY OF AMERICA c/o Provident Investment Management, LLC Private Placements One Fountain Square Chattanooga, TN 37402	FF - $2,000,000	FF - $2,000,000

Payments

All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

CUDD & CO.

c/o JPMorgan Chase Bank

New York, NY

ABA No. 021 000 021

SSG Private Income Processing

A/C #900-9-000200

Custodial Account No. G08287

With sufficient information (including the issuer’s name, CUSIP number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

Notices

Address all notices regarding payments and all other communications to:

Provident Investment Management, LLC

Private Placements

One Fountain Square

Chattanooga, Tennessee 37402

Telephone:      (423) 294-1172

Fax:                 (423) 209-3781

E-mail: BVance@unum.com and a copy to

      PrivateCompliance@unum.com

Name of Nominee in which Notes are to be issued: CUDD & CO.

Tax Identification Number: 13-6022143 (CUDD & CO.)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

FARM BUREAU LIFE INSURANCE COMPANY 5400 University Avenue West Des Moines, Iowa 50266-5997 Attention: Securities Dept. — Private Placements	GG - $1,000,000	GG - $1,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Kayne Anderson MLP Investment Company, 3.67% Series GG Senior Unsecured Notes due April 16, 2025, PPN 486606 J#4, principal, premium or interest”) to:

JP Morgan Chase Bank

ABA No. 021000021

JPMorgan Private Placement A/C #9009002859

Account No. G10557

Contact: privateplacements@fblfinancial.com

Reference: PPN, Name of Issuer & Description; Principal and Interest Payment

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Cudd & Co.

Taxpayer I.D. Number for Cudd & Co: 13-6022143

Taxpayer I.D. Number for Farm Bureau Life Insurance Company: 42-0623913

Deliver Notes to:

JP Morgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Department

Reference: G10557, Farm Bureau Life Insurance Company

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE FIRST CLOSING	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED AT THE SECOND CLOSING

ASSURITY LIFE INSURANCE COMPANY 2000 Q Street P.O. Box 82533 Lincoln, NE 68501-2533	EE - $1,000,000	FF - $1,000,000

Payments

All payments on account of the Notes shall be made by wire transfer of immediately available funds at the opening of business on the due date to:

US Bank National Association

13th and M Streets

Lincoln, NE 68508

ABA #104000029

Account of: Assurity Life Insurance Company

General Fund Account: 1-494-0092-9092

Each such wire transfer shall set forth the name of the issuer, the full title of the Notes (including the rate and final redemption to maturity date) and application of such funds among principle, premium and interest, if applicable.

Notices

All notices with respect to payments and written confirmation of each such payment, to be addressed:

Assurity Life Insurance Company

2000 Q Street

Lincoln, NE 68503

Attention: Investment Division

Fax: (402) 458-2170

Phone: (402) 437-3682

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 38-1843471

Deliver Notes to:

Assurity Life Insurance Company

2000 Q Street

Lincoln, NE 68503

Attention: Victor Weber

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Additional Covenant” shall mean any covenant in respect of the financial condition or financial position of the Company, including, but not limited to, covenants that specify or require the maintenance of certain financial ratios applicable to the Company, and the default provision related thereto (regardless of whether such provision is labeled or otherwise characterized as a covenant or a default).

“Adjustment Period” shall mean, with respect to any calculation of the applicable interest rate in respect of the Notes, any period of time during which any Series of Notes has a current rating of less than “A-” by Fitch or less than its equivalent by any other NRSRO.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Agency Agreement” shall mean the Agency Agreement dated as of April 16, 2013 substantially in the form of Exhibit 14.3 hereto.

“Agency Discounted Value” means the quotient of the Market Value of an Eligible Asset divided by the applicable Rating Agency Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Agency Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Agency Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

“Anti-Corruption Laws” is defined in Section 5.16(d)(1).

“Anti-Money Laundering Laws” is defined in Section 5.16(c).

“Appropriate Parties” means each of the First Period Parties during the First Period, each of the Second Period Parties during the Second Period and each of the Third Period Parties during the Third Period.

“Basic Maintenance Test” as of any Valuation Date is the requirement to maintain Eligible Assets with an aggregate Agency Discounted Value equal to at least the basic maintenance amount required by each Rating Agency under its respective Rating Agency Guidelines, separately determined.

SCHEDULE B

(to Note Purchase Agreement)

“Blocked Person” is defined in Section 5.16(a).

“Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York, or Houston, Texas are required or authorized to be closed.

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“CISADA” is defined in Section 5.16(a).

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” means Kayne Anderson MLP Investment Company, a Maryland corporation or any successor that becomes such in the manner prescribed in Section 10.2.

“Confidential Information” is defined in Section 20.

“Controlled Entity” means any Affiliate of the Company (other than any Subsidiary thereof) that the Company Controls. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means, with respect to any Series of Notes, that rate of interest per annum that is the greater of (i) 2.00% above the rate of interest stated in clause (a) of the first paragraph of the Notes of such Series or (ii) 2.00% over the rate of interest publicly announced by The Bank of New York Mellon in New York, New York as its “base” or “prime” rate.

“Disclosure Documents” is defined in Section 5.3.

“Electronic Delivery” is defined in Section 7.1(a).

“Eligible Assets” means Fitch Eligible Assets (if Fitch is then rating the Senior Securities) and/or Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the Senior Securities), whichever is applicable.

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Existing Note Purchase Agreements” means (i) that certain Note Purchase Agreement dated June 19, 2008 between the Company and the purchasers of notes signatory thereto, as amended, modified, replaced or refinanced from time to time, (ii) that certain Note Purchase Agreement dated as of November 4, 2009 between the Company and the purchasers of notes signatory thereto, as amended, modified, replaced or refinanced from time to time, (iii) that certain Note Purchase Agreement dated as of May 7, 2010 between the Company and the purchasers of notes signatory thereto, as amended, modified, replaced or refinanced from time to time, (iv) that certain Note Purchase Agreement dated as of November 9, 2010 between the Company and the purchasers of notes signatory thereto, as amended, modified, replaced or refinanced from time to time, (v) that certain Note Purchase Agreement dated as of May 26, 2011 between the Company and the purchasers of notes signatory thereto, as amended, modified, replaced or refinanced from time to time and (vi) that certain Note Purchase Agreement dated as of May 3, 2012 between the Company and the purchasers of notes signatory thereto, as amended, modified, replaced or refinanced from time to time.

“Existing Notes” means the notes issued under the Existing Note Purchase Agreements, as amended, modified, replaced or refinanced from time to time.

“Extended 10-Day Period” shall have the meaning set forth in Section 11(c) of this Agreement.

“First Closing” is defined in Section 3.

“First Closing Notes” is defined in Section 1.

“First Period” means the period commencing with the date of this Agreement and ending on the date immediately prior to the date that the First Closing Notes are purchased.

“First Period Parties” means each Purchaser.

“Fitch” means Fitch Ratings and its successors at law.

“Fitch Discount Factor” means the discount factors set forth in the Fitch Guidelines for use in calculating the Agency Discounted Value of the Company’s assets in connection with Fitch’s ratings then assigned on the Senior Securities.

“Fitch Eligible Asset” means assets of the Company set forth in the Fitch Guidelines as eligible for inclusion in calculating the Agency Discounted Value of the Company’s assets in connection with Fitch’s ratings then assigned on the Senior Securities.

“Fitch Guidelines” mean the guidelines provided by Fitch, as may be amended from time to time, in connection with Fitch’s ratings then assigned on the Senior Securities.

“Form N-CSR” is defined in Section 7.1(b).

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” means

(a)     the government of

(i)     the United States of America or any State or other political subdivision thereof, or

(ii)     any other jurisdiction in which the Company conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company, or

(b)     any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a)     to purchase such indebtedness or obligation or any property constituting security therefor;

(b)     to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c)     to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d)     otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

“Holder Forms” means any forms required to be filed by a holder of Notes pursuant to the 1940 Act or as required by the Federal Reserve Board.

“Indebtedness” with respect to any Person means, at any time, without duplication,

(a)     its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

(b)     its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c)     all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

(d)     all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

(e)     all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

(f)     the aggregate Swap Termination Value of all Swap Contracts of such Person; and

(g)     any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

“Initial 30-Day Period” is defined in Section 11(c).

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Investment Grade” shall mean a rating of at least “BBB-” or higher by Fitch or its equivalent by any other NRSRO.

“Iran” means the Government of Iran and any agency or instrumentality of the Government of Iran.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

“Make-Whole Amount” is defined in Section 8.6.

“Market Value” means the market value of an asset of the Company determined as follows: Readily marketable portfolio securities listed on any exchange other than the NASDAQ are valued, except as indicated below, at the last sale price on the Business Day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the Business Day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Company using a pricing service. When price quotations are not available, fair market value will be based on prices of comparable securities. Fixed income securities maturing within 60 days are valued on an amortized cost basis. For securities that are privately issued or illiquid, as well as any other portfolio security held by the Company for which, in the judgment of the Company’s investment adviser, reliable market quotations are not readily available, the pricing service does not provide a valuation, or provides a valuation that in the judgment of that investment adviser is stale or does not represent fair value, valuations will be determined in a manner that most fairly reflects fair value of the security on the valuation date under procedures adopted by the Board of Directors of the Company,

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement and the Notes or (c) the validity or enforceability of this Agreement or the Notes.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“1940 Act” means the Investment Company Act of 1940, and the rules and regulations promulgated thereunder and all exemptive relief, if any, obtained by the Company thereunder, as the same may be amended from time to time.

“1940 Act Asset Coverage” means asset coverage required by the 1940 Act Senior Notes Asset Coverage and by the 1940 Act Total Leverage Asset Coverage.

“1940 Act Senior Notes Asset Coverage” means, asset coverage as defined by Section 18(h) of the 1940 Act as in effect on the date of this Agreement of at least 300% with respect to Senior Securities, determined on the basis of values calculated as of a time within 48 hours next preceding that of such determination.

“1940 Act Total Leverage Asset Coverage” means, asset coverage as defined by Section 18(h) of the 1940 Act as in effect on the date of this Agreement of at least 200% with respect to Senior Securities and Preferred Stock, determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

“Notes” is defined in Section 1.

“NRSRO” means a nationally recognized statistical ratings organization.

“OFAC” is defined in Section 5.16(a).

“OFAC Listed Person” is defined in Section 5.16(a).

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“Other Rating Agency” means each NRSRO, if any, other than Fitch then providing a rating for the Senior Securities.

“Other Rating Agency Discount Factor” means the discount factors set forth in the Other Rating Agency Guidelines of each Other Rating Agency for use in calculating the Agency Discounted Value of the Company’s assets in connection with the Other Rating Agency’s rating of Senior Securities.

“Other Rating Agency Eligible Assets” means assets of the Company set forth in the Other Rating Agency Guidelines of each Other Rating Agency as eligible for inclusion in calculating the Agency Discounted Value of the Company’s assets in connection with the Other Rating Agency’s rating of Senior Securities.

“Other Rating Agency Guidelines” mean the guidelines provided by each Other Rating Agency, as may be amended from time to time, in connection with the Other Rating Agency’s rating of Senior Securities.

“Paying Agent” shall mean the Paying Agent under the Agency Agreement.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Preferred Stock” means any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Purchaser” is defined in the first paragraph of this Agreement.

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“Rating Agency” means each of Fitch (if Fitch is then rating Senior Securities) and any Other Rating Agency (if any Other Rating Agency is then rating Senior Securities).

“Rating Agency Discount Factor” means the Fitch Discount Factor (if Fitch is then rating Senior Securities) or an Other Rating Agency Discount Factor (if any Other Rating Agency is then rating Senior Securities), whichever is applicable.

“Rating Agency Guidelines” mean Fitch Guidelines (if Fitch is then rating Senior Securities) and any Other Rating Agency Guidelines (if any Other Rating Agency is then rating Senior Securities).

“Reference Agreement” is defined in Section 9.9.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (i) invests in securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Required Holders” means, at any time, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates). For purposes of any determination of “Required Holders” prior to the Second Closing, all Notes scheduled to be sold on the Second Closing shall be deemed to be outstanding.

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“SEC” shall mean the Securities and Exchange Commission of the United States, or any successor thereto.

“Second Closing” is defined in Section 3.

“Second Closing Notes” is defined in Section 1.

“Second Period” means the period commencing with the date that the First Closing Notes are purchased and ending on the date immediately prior to the date that the Second Closing Notes are purchased.

“Second Period Parties” means the holders of the First Closing Notes and each Purchaser obligated to purchase Notes at the Second Closing.

“securities” or “security” shall have the meaning specified in Section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

“Senior Securities” means indebtedness for borrowed money of the Company including, without limitation, the Notes, bank borrowings and (without duplication) indebtedness of the Company within the meaning of Section 18 of the 1940 Act.

“Series” shall refer to any series of Notes issued under this Agreement.

“Series DD Notes” is defined in Section 1 of this Agreement.

“Series EE Notes” is defined in Section 1 of this Agreement.

“Series FF Notes” is defined in Section 1 of this Agreement.

“Series GG Notes” is defined in Section 1 of this Agreement.

“Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Swap Contract” means (a) any and all interest rate swap transactions, basis swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward foreign exchange transactions, cap transactions, floor transactions, currency options, spot contracts or any other similar transactions or any of the foregoing (including, but without limitation, any options to enter into any of the foregoing), and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., or any International Foreign Exchange Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amounts(s) determined as the mark-to-market values(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts.

“Third Period” means the period commencing with date that the Second Closing Notes are purchased and continuing while any Notes are outstanding.

“Third Period Parties” means the holders of the First Closing Notes and the holders of the Second Closing Notes.

“Total Assets” shall mean the aggregate amount of all assets of the Company determined in accordance with GAAP applicable to the Company.

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions” is defined in Section 5.16(a).

“Valuation Date” means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Company; provided, further, however, that such first Valuation Date shall be not more than one week from the date on which Notes initially are issued.

DISCLOSURE MATERIALS

1.	Investor Presentation by KA Fund Advisors, LLC dated February 21, 2013.

2.	Offering Letter from Bank of America Merrill Lynch, Citigroup Global Markets, Inc. and Morgan Stanley to the Company.

SCHEDULE 5.3

(to Note Purchase Agreement)

FINANCIAL STATEMENTS

1.	The Company’s Annual Report for the fiscal year ended November 30, 2008.

2.	The Company’s Annual Report for the fiscal year ended November 30, 2009.

3.	The Company’s Annual Report for the fiscal year ended November 30, 2010.

4.	The Company’s Annual Report for the fiscal year ended November 30, 2011.

5.	The Company’s Annual Report for the fiscal year ended November 30, 2012.

SCHEDULE 5.5

(to Note Purchase Agreement)

EXISTING INDEBTEDNESS AS OF APRIL 9, 2013

INSTRUMENT	OBLIGOR	OBLIGEE	PRINCIPAL AMOUNT OUTSTANDING	COLLATERAL

Revolving Credit Facility	Company	JP Morgan Chase Bank, N.A., as administrative agent along with several banks and financial institutions	$125,000,000	None

Senior Notes: Series K Series M Series N Series O Series P Series Q Series R Series S Series T Series U Series V Series W Series X Series Y Series Z Series AA Series BB Series CC	Company	Holder of Notes	$125,000,000

$60,000,000

$50,000,000

$65,000,000

$45,000,000

$15,000,000

$25,000,000

$60,000,000

$40,000,000

$60,000,000

$70,000,000

$100,000,000

$14,000,000

$20,000,000

$15,000,000

$15,000,000

$35,000,000

$76,000,000

				None

Series A Mandatory Redeemable Preferred Stock	Company	Holders of Shares	$104,000,000	None

Series B Mandatory Redeemable Preferred Stock	Company	Holders of Shares	$8,000,000	None

Series C Mandatory Redeemable Preferred Stock	Company	Holders of Shares	$42,000,000	None

Series E	Company	Holders of Shares	$120,000,000	None

SCHEDULE 5.15

(to Note Purchase Agreement)

Mandatory Redeemable Preferred Stock

Series F Mandatory Redeemable Preferred Stock	Company	Holders of Shares	$125,000,000	None

In addition to the agreements evidencing or relating to the Indebtedness described above, the Articles Supplementary relating to the Series A, B, C, E and F Mandatory Redeemable Preferred Stock of the Company impose certain restrictions on the incurring of Indebtedness of the Company.

5.15-2

[FORM OF SERIES DD NOTE]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION AND MAY NOT BE TRANSFERRED OR RESOLD UNLESS REGISTERED UNDER THE SECURITIES ACT AND ALL APPLICABLE STATE OR FOREIGN SECURITIES LAWS OR UNLESS AN EXEMPTION FROM THE REQUIREMENT FOR SUCH REGISTRATION IS AVAILABLE.

KAYNE ANDERSON MLP INVESTMENT COMPANY

2.74% SERIES DD SENIOR UNSECURED NOTE DUE APRIL 16, 2019

No. RDD-[ ]	[Date]
$[ ]	PPN 486606 H#6

FOR VALUE RECEIVED, the undersigned, KAYNE ANDERSON MLP INVESTMENT COMPANY (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [                    ], or registered assigns, the principal sum of [                                    ] DOLLARS (or so much thereof as shall not have been prepaid) on April 16, 2019, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 2.74% per annum from the date hereof, payable semiannually, on the 19th day of June and December in each year, commencing with the June 19th or December 19th next succeeding the date hereof, and at maturity, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate equal to the Default Rate.

In addition to any other amounts of interest payable hereunder, the interest rate applicable to this Note is subject to increase pursuant to and in accordance with the requirements of Section 8.7 of the Note Purchase Agreement (referred to below).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at The Bank of New York Mellon in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of April 16, 2013 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have made the representations set forth in Section 6 of the Note Purchase Agreement and (ii) to have agreed to the confidentiality provisions set forth in

EXHIBIT 1-A

(to Note Purchase Agreement)

Section 20 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

KAYNE ANDERSON MLP INVESTMENT COMPANY

By
Name:
Title:

E-1-A-2

[FORM OF SERIES EE NOTE]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION AND MAY NOT BE TRANSFERRED OR RESOLD UNLESS REGISTERED UNDER THE SECURITIES ACT AND ALL APPLICABLE STATE OR FOREIGN SECURITIES LAWS OR UNLESS AN EXEMPTION FROM THE REQUIREMENT FOR SUCH REGISTRATION IS AVAILABLE.

KAYNE ANDERSON MLP INVESTMENT COMPANY

3.20% SERIES EE SENIOR UNSECURED NOTE DUE APRIL 16, 2021

No. REE-[ ]	[Date]
$[ ]	PPN 486606 J*8

FOR VALUE RECEIVED, the undersigned, KAYNE ANDERSON MLP INVESTMENT COMPANY (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [                    ], or registered assigns, the principal sum of [                                ] DOLLARS (or so much thereof as shall not have been prepaid) on April 16, 2021, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 3.20% per annum from the date hereof, payable semiannually, on the 19th day of June and December in each year, commencing with the June 19th or December 19th next succeeding the date hereof, and at maturity, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate equal to the Default Rate.

In addition to any other amounts of interest payable hereunder, the interest rate applicable to this Note is subject to increase pursuant to and in accordance with the requirements of Section 8.7 of the Note Purchase Agreement (referred to below).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at The Bank of New York Mellon in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of April 16, 2013 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have made the representations set forth in Section 6 of the Note Purchase Agreement and (ii) to have agreed to the confidentiality provisions set forth in

EXHIBIT 1-B

(to Note Purchase Agreement)

Section 20 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

KAYNE ANDERSON MLP INVESTMENT COMPANY

By
Name:
Title:

E-1-B-2

[FORM OF SERIES FF NOTE]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION AND MAY NOT BE TRANSFERRED OR RESOLD UNLESS REGISTERED UNDER THE SECURITIES ACT AND ALL APPLICABLE STATE OR FOREIGN SECURITIES LAWS OR UNLESS AN EXEMPTION FROM THE REQUIREMENT FOR SUCH REGISTRATION IS AVAILABLE.

KAYNE ANDERSON MLP INVESTMENT COMPANY

3.57% SERIES FF SENIOR UNSECURED NOTE DUE APRIL 16, 2023

No. RFF-[ ]	[Date]
$[ ]	PPN 486606 J@6

FOR VALUE RECEIVED, the undersigned, KAYNE ANDERSON MLP INVESTMENT COMPANY (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [                    ], or registered assigns, the principal sum of [                            ] DOLLARS (or so much thereof as shall not have been prepaid) on April 16, 2023, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 3.57% per annum from the date hereof, payable semiannually, on the 19th day of June and December in each year, commencing with the June 19th or December 19th next succeeding the date hereof, and at maturity, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate equal to the Default Rate.

In addition to any other amounts of interest payable hereunder, the interest rate applicable to this Note is subject to increase pursuant to and in accordance with the requirements of Section 8.7 of the Note Purchase Agreement (referred to below).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at The Bank of New York Mellon in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of April 16, 2013 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have made the representations set forth in Section 6 of the Note Purchase Agreement and (ii) to have agreed to the confidentiality provisions set forth in

EXHIBIT 1-C

(to Note Purchase Agreement)

Section 20 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

KAYNE ANDERSON MLP INVESTMENT COMPANY

By
Name:
Title:

E-1-C-2

[FORM OF SERIES GG NOTE]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION AND MAY NOT BE TRANSFERRED OR RESOLD UNLESS REGISTERED UNDER THE SECURITIES ACT AND ALL APPLICABLE STATE OR FOREIGN SECURITIES LAWS OR UNLESS AN EXEMPTION FROM THE REQUIREMENT FOR SUCH REGISTRATION IS AVAILABLE.

KAYNE ANDERSON MLP INVESTMENT COMPANY

3.67% SERIES GG SENIOR UNSECURED NOTE DUE APRIL 16, 2025

No. RGG-[ ]	[Date]
$[ ]	PPN 486606 J#4

For Value Received, the undersigned, Kayne Anderson MLP Investment Company (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [                    ], or registered assigns, the principal sum of [                            ] DOLLARS (or so much thereof as shall not have been prepaid) on April 16, 2025, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 3.67% per annum from the date hereof, payable semiannually, on the 19th day of June and December in each year, commencing with the June 19th or December 19th next succeeding the date hereof, and at maturity, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate equal to the Default Rate.

In addition to any other amounts of interest payable hereunder, the interest rate applicable to this Note is subject to increase pursuant to and in accordance with the requirements of Section 8.7 of the Note Purchase Agreement (referred to below).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at The Bank of New York Mellon in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of April 16, 2013 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have made the representations set forth in Section 6 of the Note Purchase Agreement and (ii) to have agreed to the confidentiality provisions set forth in

EXHIBIT 1-D

(to Note Purchase Agreement)

Section 20 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

KAYNE ANDERSON MLP INVESTMENT COMPANY

By
Name:
Title:

E-1-D-2

FORM OF OPINION OF SPECIAL COUNSEL

TO THE COMPANY

[See Attached]

EXHIBIT 4.4(a)

(to Note Purchase Agreement)

FORM OF OPINION OF SPECIAL COUNSEL

TO THE PURCHASERS

[To be provided on a case by case basis]

EXHIBIT 4.4(b)

(to Note Purchase Agreement)

FORM OF LEGEND

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION AND MAY NOT BE TRANSFERRED OR RESOLD UNLESS REGISTERED UNDER THE SECURITIES ACT AND ALL APPLICABLE STATE OR FOREIGN SECURITIES LAWS OR UNLESS AN EXEMPTION FROM THE REQUIREMENT FOR SUCH REGISTRATION IS AVAILABLE.

EXHIBIT 13.1

(to Note Purchase Agreement)

FORM OF AGENCY AGREEMENT

[See Attached]

EXHIBIT 14.3

(to Note Purchase Agreement)